SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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TBC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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7111 Fairway Drive

Suite 201
Palm Beach Gardens, Florida 33418

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

APRIL 28, 2004

To the Stockholders of TBC Corporation:

      The Annual Meeting of Stockholders of TBC Corporation will be held at the Embassy Suites Hotel, 1022 South Shady Grove Road, Memphis, Tennessee, on Wednesday, April 28, 2004, at 9:30 a.m., local time, for the purpose of considering and voting upon:

(1)	Election of four directors to serve for a term of three years.

(2)	Approval of the 2004 Incentive Plan.

(3)	Transaction of such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors of the Company has fixed the close of business on March 8, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of record entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, for a period of 10 days prior to the Annual Meeting, at the Company’s offices at the address set forth above. The list will also be available at the Annual Meeting.

      It is important that your shares be represented at the meeting. For that reason we ask that you please mark, date, sign and return the enclosed proxy in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Sharen Swartz Neuhardt,
Secretary

March 31, 2004

7111 Fairway Drive

Suite 201
Palm Beach Gardens, Florida 33418

PROXY STATEMENT

GENERAL INFORMATION

      This Proxy Statement is furnished to stockholders of TBC Corporation, a Delaware corporation (the “Company”), in connection with the solicitation by its Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on April 28, 2004, and any adjournment thereof. The close of business on March 8, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Each share entitles the holder thereof to one vote. The Company has one class of shares outstanding, namely Common Stock, of which there were 22,095,786 shares outstanding at the close of business on March 8, 2004.

      All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder’s directions specified on the proxy. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares will be voted in accordance with the Board of Directors’ recommendations. A stockholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by giving notice to the Company in writing or in open meeting, but without affecting any vote previously taken.

      An affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote is required for approval of all items being submitted to the stockholders for their consideration. Both abstentions and broker non-votes will be included in the determination of the number of shares present for quorum purposes; however, under Delaware law, abstentions have the effect of a negative vote, but broker non-votes have no impact on the outcome of a vote. With regard to the election of directors, votes may be cast in favor of a nominee or authority to vote may be withheld with respect to any nominee. Votes that are withheld with respect to any nominee have the effect of a negative vote.

      The costs of preparing, assembling and mailing this Proxy Statement and the accompanying proxy are to be borne by the Company. The Company will, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals. Directors, officers and regular employees of the Company may solicit proxies personally from some stockholders if proxies are not received promptly. In addition, the Company has, for a fee of $2,500 plus reimbursement of expenses, retained InvestorCom, Inc. to solicit proxies from beneficial owners.

      This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about March 31, 2004.

ELECTION OF DIRECTORS

      The authorized number of directors of the Company is currently fixed at ten. The Board of Directors is divided into three classes, two classes of three and one class of four directors, with one class of directors being elected at each Annual Meeting of Stockholders for a term of three years. At the 2004 Annual Meeting, stockholders will elect four directors who will hold office until the 2007 Annual Meeting and until their successors are elected and qualified.

      The nominees of the Board of Directors are Michael E. Dunlap, Charles A. Ledsinger, Jr., William J. McCarthy, and Raymond E. Schultz, each of whom is presently a director and is nominated to succeed himself. Unless directed otherwise, the proxy agents named in the accompanying proxy will vote each proxy for the election of Messrs. Dunlap, Ledsinger, McCarthy, and Schultz. Should any nominee be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors.

      The Company’s By-Laws require that a stockholder give advance written notice, within the timeframes set forth in the By-Laws, of the stockholder’s intention to nominate an individual to serve as a director. Since the Company did not receive such a notice from any stockholder, no individual who is not a nominee of the Board of Directors or designated by the Board may be nominated for election as a director at this Annual Meeting. See “Stockholder Nominations and Other Matters.”

      Set forth below is certain information concerning each nominee for director and each director whose term of office continues after the 2004 Annual Meeting.

Nominees to be Elected for a Term Expiring in 2007:

      MICHAEL E. DUNLAP, 49, has been a director of the Company since 2003. Mr. Dunlap has been President and Chief Operating Officer of Dunlap & Kyle Co., Inc., a wholesale distributor of tires and automotive accessories, since 1992. He is also Vice President of American Omni Trading Company.

      CHARLES A. LEDSINGER, JR., 54, has been a director of the Company since 1996. Mr. Ledsinger has been the President and Chief Executive Officer of Choice Hotels International, Inc. since August 1998. From April 1998 to August 1998, Mr. Ledsinger served as President and Chief Operating Officer of St. Joe Corporation. From May 1997 until March 1998, he was the Senior Vice President and Chief Financial Officer at St. Joe Corporation. From June 1995 until April 1997, Mr. Ledsinger was the Senior Vice President and Chief Financial Officer of Harrah’s Entertainment, Inc. Prior to 1995, he was the Senior Vice President and Chief Financial Officer of the Promus Companies Incorporated. Mr. Ledsinger is also a director of Choice Hotels International, Inc., FelCor Lodging Trust Incorporated, and Friendly Ice Cream Corporation.

      WILLIAM J. McCARTHY, 67, has been a director of the Company since 2000. From 1997 until 1999, Mr. McCarthy was Director of Mall Store Marketing for Sears, Roebuck & Co. Mr. McCarthy was an Executive Vice President of the advertising firm of Ogilvy & Mather from 1992 to 1997. Prior to 1992, Mr. McCarthy was President of Marketing and Store Operations for Montgomery Ward & Company.

      RAYMOND E. SCHULTZ, 70, has been a director of the Company since 1998. From 1997 until his retirement in 1998, Mr. Schultz was the Chairman and Chief Executive Officer of Promus Hotel Corporation. From April 1995 until December 1997, Mr. Schultz served as President and Chief Executive Officer of Promus. From 1993 to April 1995, he served as President and Chief Executive Officer of the Hotel Division of the Promus Companies Incorporated, and was the President and Chief Executive Officer of its Hampton Inn/ Homewood Suites Hotel Division from 1991 to 1993. Mr. Schultz is also a director of Choice Hotels International, Inc. and Equity Inns, Inc.

Directors Continuing In Office Until 2006:

      MARVIN E. BRUCE, 75, has been a director of the Company since 1972 and has served as Chairman of the Board of Directors since 1991. Mr. Bruce was the Company’s President from 1972 until 1991 and its Chief Executive Officer from 1973 until his retirement in 1994.

      GEORGE W. BRYAN, 59, has been a director of the Company since 2002. Mr. Bryan served as President and Chief Executive Officer of Sara Lee Foods from 1998 until his retirement in 2000 and as a Senior Vice President of Sara Lee Corporation between 1983 and 1998. He is also a director of Union Planters Corporation and Buckeye Technologies Inc.

      LAWRENCE C. DAY, 54, has been a director of the Company since 1998. Mr. Day has served as President of the Company since October 1998 and as Chief Executive Officer since October 1999. Mr. Day served as Chief Operating Officer from April 1998, when he joined the Company, until October 1998. Mr. Day was an Executive Vice President of the Company prior to his election as President. From 1995 to 1998, Mr. Day was President and Chief Executive Officer of Monro Muffler Brake, Inc. Prior to joining Monro in

1993, Mr. Day was Vice President of Montgomery Ward’s Auto Express Division. His experience in the tire industry includes 13 years in a series of managerial positions with the Firestone Tire & Rubber Company. Mr. Day is also a director of Lund International Holdings, Inc.

Directors Continuing In Office Until 2005:

      RICHARD A. McSTAY, 67, has been a director of the Company since 1983. Mr. McStay served as the President of Southern Capital Advisors, Inc., a division of Morgan Asset Management and a registered investment advisor, from 1986 until his retirement in 1998. Mr. McStay was also a Managing Director of Morgan Asset Management’s parent company, Morgan Keegan & Company, Inc., a brokerage and investment banking firm. Mr. McStay holds the designation of Chartered Financial Analyst.

      DONALD RATAJCZAK, Ph.D., 61, has been a director of the Company since 2000. Dr. Ratajczak served as Chairman and Chief Executive Officer of BrainWorks Ventures, Inc., a company which provided investment and advisory services for startup technology companies, from May 2000 until April 2003, when BrainWorks merged into Assurance America. Dr. Ratajczak is currently a Director of Assurance America. From 1973 until his retirement in 2000, Dr. Ratajczak was a professor and the Director of the Economic Forecasting Center at Georgia State University. Since April 2003, he has been a consulting economist. Dr. Ratajczak is also a director of Crown Crafts, Inc., Regan Holding Corp., Ruby Tuesday, Inc., and Citizens Bancshares Corp., which manages Citizens Trust Bank, and he is Chairman of the Board of Trustees of CIM High Yield Securities.

      ROBERT R. SCHOEBERL, 68, has been a director of the Company since 1995. Prior to his retirement in 1994, Mr. Schoeberl was an executive with Montgomery Ward & Company. During his 39 years at Montgomery Ward, Mr. Schoeberl held a number of positions, his last being Executive Vice President for Home and Auto. Mr. Schoeberl is a consultant for Market Creators International, and is also a director of Lund International Holdings, Inc., the non-executive Chairman of the Board of Midas, Inc., and a member of the Board of Trustees of Mount Mercy College and The Automotive Foundation.

GOVERNANCE OF THE COMPANY AND BOARD MATTERS

Corporate Governance Guidelines

      The Board of Directors of the Company has adopted Corporate Governance Guidelines (the “Guidelines”), which reflect the principles by which the Company will operate. The Guidelines state that the Board is elected by stockholders to provide oversight and guidance to senior management with a view to increasing stockholder value over the long term. The Guidelines cover various topics, including, but not limited to, Director independence, Board and committee composition, Board operations, Director compensation, and leadership development. The Nominating and Governance Committee of the Board is responsible for overseeing and reporting to the Board with respect to compliance with the Guidelines, as well as reviewing the Guidelines and recommending any changes to the Board. The Guidelines will be available on the Company’s website (www.tbccorp.com) after April 15, 2004 and may also be obtained upon request from the Company’s Corporate Secretary.

Independent Directors

      The Board has affirmatively determined that each of the Company’s current Directors is an “independent director” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”), other than Lawrence C. Day, the President and Chief Executive Officer of the Company, and Michael E. Dunlap. See “Certain Relationships and Related Parties.”

Committees of the Board; Committee Charters and Meetings

      The Board of Directors of the Company has established the following standing committees: Audit Committee, Compensation Committee, and Nominating and Governance Committee. Each Committee is

comprised solely of independent Directors. The Charter for each of the Company’s Committees will be available on the Company’s website (www.tbccorp.com) after April 15, 2004 and may also be obtained upon request from the Company’s Corporate Secretary. In addition, the Company’s Audit Committee Charter is included as Appendix A to this Proxy Statement and the Company’s Nominating and Governance Committee Charter is included as Appendix B to this Proxy Statement.

      In 2003, the Board of Directors met six times, the Audit Committee met seven times, the Compensation Committee met four times, and the Nominating and Governance Committee met once. In 2003, each of the Company’s current Directors, other than Mr. Bryan, attended more than 75% of the meetings of the Board of Directors and the committees on which he served.

Audit Committee

      The Audit Committee is comprised of five Directors, Messrs. Bryan, Ledsinger, McCarthy, McStay, and Ratajczak. The Board has determined that Mr. Ledsinger, the Audit Committee Chairman, is an “audit committee financial expert” as defined by the Securities and Exchange Commission and is “financially sophisticated” under the NASD Rules.

      The Audit Committee has sole and direct authority to engage, appoint, evaluate, compensate and replace the independent auditors. The Audit Committee reviews and approves in advance all audit, audit-related and non-audit services performed by the independent auditors (to the extent those services are permitted by the Securities Exchange Act of 1934, as amended). The Audit Committee meets with the Company’s management, financial personnel, and independent auditors regularly to consider the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial reports to the public. The Company’s independent auditors regularly meet privately with the Committee and have unrestricted access to the Committee. Among its other responsibilities, the Audit Committee reviews the Company’s critical accounting policies and approves the Company’s annual and quarterly reports on Forms 10-K and 10-Q for filing with the Securities and Exchange Commission. See “Report of the Audit Committee” for additional information.

Compensation Committee

      The Compensation Committee is comprised of four Directors, Messrs. Ledsinger, McStay, Schoeberl, and Schultz. The Committee fixes the compensation of officers of the Company elected by the Board, establishes policies and guidelines in regard to employee compensation in general, and administers the Company’s compensation, stock option, and supplemental retirement plans. See “Report of the Compensation Committee.”

Nominating and Governance Committee

      The Nominating and Governance Committee is comprised of three Directors, Messrs. McCarthy, McStay, and Schoeberl. The Committee recommends nominees for election as Directors of the Company, identifies and recommends qualified candidates to fill vacancies in the Board, recommends Directors for appointment to the various committees of the Board, oversees the Board and committee evaluation process in compliance with the Corporate Governance Guidelines, annually reviews the Guidelines for the purposes of ensuring that the Guidelines are appropriate for the Company, and recommends to the Board desirable changes in the Guidelines.

      The Board believes that it should be comprised of Directors with varied, complementary backgrounds, and that Directors should, at a minimum, have expertise that may be useful to the Company, such as an understanding of the industry or industries in which the Company does business, practices, technology, finance, accounting and marketing — all in the context of an assessment of the perceived needs of the Board at that point in time. Directors should be willing and able to devote the required amount of time to Company affairs.

      The Committee will consider candidates for Director recommended by stockholders applying the criteria for candidates described above and considering the additional information referred to in this paragraph. Stockholders wishing to recommend individuals for consideration by the Committee may do so by contacting the Secretary of the Company at its principal executive offices and including all relevant information concerning the proposed candidate or candidates.

      Any stockholder who intends to nominate a candidate for election as a Director must comply in a timely manner with the advance notice provisions of the Company’s By-Laws. See “Stockholder Nominations and Other Matters.”

      When seeking candidates for Director, the Committee may in the future solicit suggestions from incumbent Directors, management or others. After conducting an initial evaluation of a candidate, the Committee will interview the candidate if it believes the candidate might be suitable to be a Director. The Committee may also require the candidate to meet with management. If the Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s nomination.

Code of Business Conduct

      The Board of Directors has adopted a Code of Business Conduct that applies to Directors, officers and employees of the Company. The Code of Business Conduct is intended to comply with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended, and applicable NASD Rules. The Code of Business Conduct will be available on the Company’s website (www.tbccorp.com) after April 15, 2004 and may also be obtained upon request from the Company’s Corporate Secretary.

Executive Sessions of Independent Directors

      Beginning in 2004, the Company’s independent Directors will meet in executive session, without management, at least twice per year and at other times as determined by the independent Directors.

Attendance at Annual Meetings

      All members of the Board of Directors are strongly encouraged to attend the Annual Meeting of Stockholders of the Company. All of the Directors then in office attended the Annual Meeting in 2003.

Contacting the Board of Directors

      Any stockholder who desires to contact the Board of Directors or any individual Director may do so (i) by addressing the communication to any of the foregoing and sending it to: Corporate Secretary, TBC Corporation, 7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida 33418, or (ii) after April 15, 2004, by telephoning 1-800-506-6402. The Nominating and Governance Committee has approved a process for the distribution of such correspondence to Directors. Under that process, the Corporate Secretary reviews all written correspondence and written transcripts of all voice messages and regularly forwards to the Board copies of all correspondence (or transcripts thereof) that, in the opinion of the Corporate Secretary, deal with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires their attention. Written correspondence addressed to an individual Director is forwarded to the specified Director unopened. Written concerns relating to accounting, internal controls, or auditing matters are forwarded unopened to the Chairman of the Audit Committee and written transcripts of all voice messages that, in the opinion of the Corporate Secretary, deal with accounting, internal controls, or auditing matters, are sent to the Chairman of the Audit Committee. All such concerns are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Director Compensation

      Each non-employee member of the Board of Directors receives $15,000 per year, payable quarterly, for services as a Director, plus $1,000 ($500 in the case of telephonic meetings) for attendance at each meeting of the Board or a committee of the Board of which he is a member. In addition, the Chairman of the Audit

Committee and the Chairman of the Compensation Committee each receives a fee of $6,000 per year, payable quarterly, for service as the Committee Chairman. A Director may elect to defer receipt of all or any portion of fees otherwise payable to him for service in all capacities as a Director. Interest is accrued on deferred amounts, and payment of deferred amounts commences after the Director ceases to be a Director. Nonemployee Directors are also eligible to participate in the Company’s health insurance plan and may obtain single or family coverage in the plan by reimbursing the Company for the premiums associated with such coverage.

      In addition to the fees described above, pursuant to the 1989 Stock Incentive Plan (the “1989 Plan”), each non-employee Director is automatically granted restricted stock on the date of each Annual Meeting of Stockholders with a market value of $10,000 on the date of grant. The non-employee Director may vote the stock and receive dividends, if declared and paid, but may not dispose of the stock until the expiration of a defined restriction period or the earlier lapse of restrictions. Each share of restricted stock is accompanied by four nonqualified stock options, which expire as the associated restricted stock vests. Each option entitles the Director to purchase a share of the Company’s Common Stock at a price equal to its fair market value on the date of grant. The options are not exercisable until one year after the date of grant and unless the market price of the Company’s Common Stock has appreciated by a minimum amount calculated in accordance with a formula set forth in the 1989 Plan. If the options are exercised, the associated shares of restricted stock are forfeited. The restricted shares are also forfeited to the Company if the non-employee Director ceases to be a Director of the Company prior to the end of the restriction period for reasons other than death, retirement, disability, failure to be re-elected, or a change in control of the Company.

Certain Relationships and Related Transactions

      Mr. Bruce was the Company’s Chief Executive Officer until his 1994 retirement. As the Company’s Chairman of the Board, Mr. Bruce continues to participate in the Company’s health insurance plan and is provided coverage under the plan for himself and his wife at the same cost as if he were still an employee of the Company.

      Mr. Dunlap is the President and Chief Operating Officer, a director, and a shareholder of Dunlap & Kyle Co., Inc., one of the Company’s distributors of private brand tires. In addition, Mr. Dunlap’s family owns a controlling interest in another of the Company’s distributors, Hesselbein Tire Co., Inc. In 2003, purchases by Dunlap & Kyle Co., Inc. and Hesselbein Tire Co., Inc. from the Company amounted to $37,001,114 in the aggregate. Also, in 2003, purchases by the Company from American Omni Trading Company, which is owned in part by Mr. Dunlap, totaled $328,231, and purchases by American Omni Trading Company from the Company totaled $324,667.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the compensation of the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers other than its Chief Executive Officer for 2003, 2002, and 2001.

	Annual Compensation				Long Term Compensation

					Awards		Payments

				Other	Restricted	Securities
Name and				Annual	Stock	Underlying	LTIP	All Other
Principal Position	Year	Salary	Bonus(a)	Compensation	Awards(b)	Options/SARs(c)	Payouts(a)	Compensation(d)

Lawrence C. Day	2003	$505,760	$342,613	$—	$302,880	80,152	$363,750	$11,360	(e)
President and Chief	2002	490,275	485,667	—	—	74,330	—	13,360	(e)
Executive Officer	2001	438,465	245,935	—	—	119,000	—	10,200
Thomas W. Garvey	2003	264,300	157,279	—	63,100	31,414	127,500	8,000
Executive Vice	2002	254,629	213,430	—	—	29,310	—	8,187
President and Chief	2001	243,738	107,464	37,024(f )	130,500	54,000	—	3,400
Financial Officer
Kenneth P. Dick	2003	240,000	186,133	—	63,100	28,526	120,000	8,000
President and Chief	2002	239,629	224,099	—	—	27,586	—	10,000
Executive Officer	2001	214,397	104,133	—	—	54,000	—	6,800
of TBC Wholesale Division(g)
J. Glen Gravatt	2003	171,000	63,099	—	—	13,550	57,750	8,000
Executive Vice	2002	165,000	125,730	—	—	12,644	—	10,000
President of Purchasing(g)
William M. Potts	2003	152,499	90,645	—	—	12,100	51,450	8,000
Senior Vice	2002	147,001	100,813	—	—	11,264	—	10,000
President of Human Resources(g)

(a)	Represents cash bonuses earned pursuant to the Company’s Management Incentive Compensation Plan and Long Term Incentive Plan or paid at the discretion of the Compensation Committee of the Board of Directors.

(b)	Represents dollar value of restricted shares granted to the named executive. Amounts shown are market values on the date of grant (without reduction to take into account restrictions on the shares). Individuals holding restricted shares receive dividends on them, if declared and paid, to the same extent as other stockholders. Restricted shares were granted in 2003, as follows: 24,000 to Mr. Day and 5,000 each to Messrs. Garvey and Dick. One-tenth of the 24,000 shares granted to Mr. Day vest each year, beginning on the first anniversary of the date of grant. One-fifth of the 5,000 shares granted to each of Messrs. Garvey and Dick vest each year, beginning on the first anniversary of the date of grant. At December 31, 2003, the value of the 24,000 restricted shares awarded to Mr. Day was $619,440 and the value of the restricted shares granted to each of Messrs. Garvey and Dick was $129,050. At December 31, 2003, Mr. Garvey also held 6,667 restricted shares having a value of $172,075, which were granted in 2002 related to 2001 performance. Of these 6,667 restricted shares, 3,333 vested in January 2004 and 3,334 vest in January 2005.

(c)	Represents number of shares subject to options granted under the Company’s 1989 Stock Incentive Plan or its 2000 Stock Option Plan. No stock appreciation rights (“SARs”) were granted in 2003, 2002, or 2001.

(d)	Unless otherwise indicated, represents the Company’s contributions for each of the named executive officers under the Company’s 401(k) Savings Plan.

(e)	Includes premiums of $3,360 in both 2003 and 2002 which were paid by the Company for term life insurance maintained for the benefit of Mr. Day.

(f)	Includes $22,990 paid by the Company to Mr. Garvey or third party service providers for temporary living quarters, moving and storage, and other miscellaneous items relating to Mr. Garvey’s relocation to Memphis. Also includes automobile allowance of $14,034.

(g)	Messrs. Dick, Gravatt and Potts were named to their current positions in November 2003. Messrs. Gravatt and Potts became executive officers of the Company in April 2002.

Employment Contracts

      The Company currently has employment agreements with Messrs. Day, Garvey, and Dick. Each agreement has a fixed term; however, it automatically renews for additional three year periods unless notice of nonextension is given by either party at least 120 days prior to the agreement’s then current expiration date. If not automatically extended, the agreement with Mr. Day will expire on September 30, 2005, the agreement with Mr. Garvey will expire on January 18, 2007, and the agreement with Mr. Dick will expire on October 31, 2006.

      Pursuant to their employment agreements, Messrs. Day, Garvey, and Dick currently receive annual base salaries of $600,000, $300,000, and $265,000, respectively, which are subject to such increases as may be authorized by the Compensation Committee of the Board of Directors. Each may also elect to defer payment of all or any part of his compensation.

      In the event the employee dies or becomes disabled, payment of his annual base salary will continue for a twelve-month period, in the case of Mr. Day, and for a six-month period in the case of Messrs. Garvey and Dick. Under all three employment agreements, the Company is entitled to terminate the executive’s employment without cause. In that event, the Company is obligated to continue to pay Mr. Day his monthly salary, plus a monthly payment equal to one-twelfth of the average annual amount of any annual and long term incentive awards earned by him with respect to specified preceding fiscal years of the Company, for the longer of the remaining term of the agreement or twenty-four months. If the Company terminates the employment of Messrs. Garvey or Dick without cause, the Company is obligated to continue to pay Mr. Garvey his monthly salary for fifteen months and to pay Mr. Dick his monthly salary for twelve months.

      In the event that employment is terminated by the Company or the employee within certain specified periods after a change in control of the Company, including as a result of death or disability, the employment agreements of Messrs. Day, Garvey, and Dick provide that the terminated executive will continue to receive his monthly salary for the longer of (a) the remaining term of the agreement or (b) a three-year period in the case of Mr. Day, a fifteen-month period in the case of Mr. Garvey, or a one-year period in the case of Mr. Dick. During his salary continuation period, Mr. Day is entitled to receive an additional monthly payment equal to one-twelfth of the average annual amount of incentive awards earned by him with respect to specified preceding fiscal years of the Company under any annual incentive compensation plan of the Company. During each of the first twelve months of his salary continuation period, Mr. Day is also entitled to receive one-twelfth of the average annual amount of incentive awards earned by him with respect to specified preceding fiscal years of the Company under any long term incentive plan of the Company. During the period of their salary continuation, Messrs. Garvey and Dick are entitled to an additional monthly payment equal to one-twelfth of the average annual amount of any annual and long term incentive awards earned by them with respect to specified preceding fiscal years of the Company.

      Under the agreements, a “change in control” means any change that would be required to be disclosed under federal proxy rules and includes an acquisition of 30% or more of the Company’s Common Stock, a change in the composition of a majority of the Board of Directors, a merger or consolidation in which the Company is not the surviving entity, and a sale of substantially all of the Company’s assets.

      As additional consideration to induce Mr. Day to remain in the employment of the Company, his employment agreement provides that he is entitled to a lump sum payment based upon the number of years he is an employee of the Company prior to termination of his employment. Prior to December 31, 2005, no lump sum payment is due if Mr. Day’s employment is terminated. If Mr. Day’s employment is terminated on or after December 31 of any year beginning with 2005, Mr. Day is entitled to receive a lump sum payment, the amount of which increases in specified increments each year, from $150,000 (in the case of a termination on or after December 31, 2005), to $1,500,000 (in the case of a termination on or after December 31, 2015). Except in the case of a termination of Mr. Day’s employment by the Company for cause, the lump sum payment is due to Mr. Day in all cases, regardless of the reason for termination, and is in addition to any other payments to which Mr. Day is entitled as a result of termination of employment.

      The employment agreement of Mr. Day also provides that he is entitled to certain supplemental retirement benefits. See “Retirement Benefits; Certain Retirement Matters.”

Option/ SAR Grants In Last Fiscal Year

      The following table sets forth information concerning options to purchase shares of the Company’s Common Stock which were granted during the year ended December 31, 2003 to each of the Company’s executive officers named in the table. No stock appreciation rights (“SARs”) were granted in 2003.

      The table shows, among other things, hypothetical potential gains from stock options granted in 2003. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the price of the Company’s Common Stock over the ten year life of the options. The assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company’s future performance and prospects. For example, in the case of the stock options granted in January 2003, if the Company’s Common Stock achieves a 5% annual growth rate, its price would increase by 63% from $12.62 (the option price and the market value of the Company’s Common Stock on the date when the options were granted) to $20.56 at the end of the ten year option term. If the Company’s Common Stock achieves a 10% annual growth rate, its price would increase by 159% from $12.62 to $32.73 during the same period.

					Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price
					Appreciation for
	Individual Grants(a)				Option Term

	No. of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise
	Options/SARs	Employees in	Price Per	Expiration
Name	Granted	2003	Share	Date	5%	10%

Lawrence C. Day	80,152	12.9%	$12.62	1/09/13	$636,407	$1,611,857
Thomas W. Garvey	31,414	5.1	12.62	1/09/13	249,427	631,736
Kenneth P. Dick	28,526	4.6	12.62	1/09/13	226,496	573,658
J. Glen Gravatt	13,550	2.2	12.62	1/09/13	107,587	272,491
William M. Potts	12,004	1.9	12.62	1/09/13	95,312	241,400
	96	—	16.00	4/29/13	966	2,448

(a)	In general, options are not exercisable for the first twelve months following the date of grant. Options vest in equal annual installments over the next three years, becoming exercisable for one-third of the underlying Common Stock on the first anniversary of the date of grant and for an additional one-third of the underlying Common Stock on each of the second and third anniversaries of the date of grant. All options granted include a reload feature.

Aggregated Option/ SAR Exercises In Last Fiscal Year and Year-End Values

      The following table sets forth, for each of the named executive officers, aggregated information concerning stock options exercised during 2003 and the number and value of outstanding stock options at December 31, 2003. No stock appreciation rights were outstanding at December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options		In-the-Money Options
	Number of Shares		at December 31, 2003		at December 31, 2003(b)
	Acquired on	Value
Name	Exercise	Realized(a)	Exercisable	Unexercisable	Exercisable	Unexercisable

Lawrence C. Day	–0–	–0–	329,531	169,373	$5,785,772	$2,419,721
Thomas W. Garvey	–0–	–0–	45,770	68,954	812,377	1,007,534
Kenneth P. Dick	5,517	$32,412	105,897	64,917	1,912,890	944,657
J. Glen Gravatt	2,841	17,373	78,778	31,979	1,459,101	483,129
William M. Potts	6,595	127,283	27,681	27,941	540,445	414,815

(a)	Represents the market value of the shares on the date of exercise, less the aggregate exercise price.

(b)	Represents the market value of the stock options on December 31, 2003, less the aggregate exercise price.

Long Term Incentive Plans — Awards In Last Fiscal Year

      The Board of Directors of the Company approved the TBC Corporation Long Term Incentive Plan (the “LTIP”) in January 2002. The LTIP provides cash payments to designated participants based upon performance measures approved by the Board for each two year performance cycle under the LTIP. The first performance cycle covered 2002 and 2003. See “Report of the Compensation Committee.” The second performance cycle covers 2003 and 2004.

      The following table sets forth information concerning participation by the named executive officers in the LTIP for the 2003-2004 two year cycle under the LTIP. Awards for the 2003-2004 cycle will be paid based on growth in earnings per share of the Company’s Common Stock and growth in the market price of the Company’s Common Stock.

	No. of	Performance
	Shares,	or Other	Estimated Future Payouts
	Units, or	Period Until	Under the LTIP
	Other	Maturation
Name	Rights(a)	or Payout	Threshold	Target and Maximum

Lawrence C. Day	75%	2003-04	$3,793	$379,320
Thomas W. Garvey	50	2003-04	1,322	132,150
Kenneth P. Dick	50	2003-04	1,200	120,000
J. Glen Gravatt	35	2003-04	599	59,850
William M. Potts	35	2003-04	534	53,375

(a)	Stated as a percentage of base salary on January 1, 2003 which may be earned if target objectives are achieved.

Retirement Benefits; Certain Retirement Matters

      The Company’s noncontributory, tax-qualified, defined benefit retirement plan (the “Retirement Plan”) provides retirement benefits for eligible employees hired before January 1, 1997. The Company amended the Retirement Plan in 2001 to freeze accrued benefits and years of credited service as of December 31, 2001.

      The Company maintains two unfunded supplemental retirement plans (the “Supplemental Plans”), in which employees designated by the Compensation Committee of the Board of Directors may participate. One of the Supplemental Plans is designed to provide additional retirement benefits to designated employees who participate in the Retirement Plan. The other Supplemental Plan is designed to provide additional retirement benefits to designated employees who are not eligible to participate in the Retirement Plan and takes into account the value of any discretionary contributions to the Company’s 401(k) Savings Plan (the “401(k) Plan”) made by the Company for the benefit of such employees.

      Benefits under the Retirement Plan and both Supplemental Plans and any discretionary 401(k) Plan contribution made by the Company are forfeited if a participant’s employment with the Company is terminated for any reason before the participant has five years of service.

      In the columns captioned “Group 1,” the following table shows the estimated aggregate annual retirement benefits payable to participants in both the Retirement Plan and its companion Supplemental Plan. The columns captioned “Group 2” show the estimated aggregate annual retirement benefits payable to participants in the second Supplemental Plan and include the value of any discretionary 401(k) Plan contributions which the Company has made or may in the future make on behalf of these participants. Amounts shown are annual benefits, payable as a straight life annuity beginning at normal retirement

(age 65), at selected compensation levels after various years of service, and are not subject to reduction for Social Security benefits.

PENSION PLAN TABLE

	Years of Service

	15 Yrs.		20 Yrs.		25 Yrs. or More

Remuneration	Group 1	Group 2	Group 1	Group 2	Group 1	Group 2

$ 100,000	$36,000	$24,000	$48,000	$32,000	$60,000	$40,000
200,000	72,000	48,000	96,000	64,000	120,000	80,000
300,000	108,000	72,000	144,000	96,000	180,000	120,000
400,000	144,000	96,000	192,000	128,000	240,000	160,000
500,000	180,000	120,000	240,000	160,000	300,000	200,000
600,000	216,000	144,000	288,000	192,000	360,000	240,000
700,000	252,000	168,000	336,000	224,000	420,000	280,000
800,000	288,000	192,000	384,000	256,000	480,000	320,000
900,000	324,000	216,000	432,000	288,000	540,000	360,000
1,000,000	360,000	240,000	480,000	320,000	600,000	400,000
1,100,000	396,000	264,000	528,000	352,000	660,000	440,000
1,200,000	432,000	288,000	576,000	384,000	720,000	480,000
1,300,000	468,000	312,000	624,000	416,000	780,000	520,000
1,400,000	504,000	336,000	672,000	448,000	840,000	560,000

      For those executives participating in a Supplemental Plan, aggregate retirement benefits are payable based upon, and the “Remuneration” column in the Pension Plan Table refers to, the executive’s average annual compensation for the three highest consecutive years during the last ten years of employment with the Company. Compensation includes all salary, incentive compensation, deferred compensation, grants of restricted stock, and grants of stock options to the extent that fair market value on the date of grant exceeds the option price. In the case of each executive officer named in the Summary Compensation Table who participates in a Supplemental Plan, covered compensation includes amounts listed as salary, bonus, LTIP payouts, and restricted stock awards (if any) in the Summary Compensation Table.

      Because they were hired after January 1, 1997, Messrs. Day, Garvey, and Potts are not eligible to participate in the Retirement Plan. In addition, Messrs. Garvey and Potts do not participate in either Supplemental Plan.

      Mr. Day participates in the second Supplemental Plan and has 7.6 years of credited service. Pursuant to his employment agreement with the Company, Mr. Day was credited with 1.6 years of service for the twelve-month period ended March 31, 2003 and will be credited with 1.6 years of service for each full twelve-month period of his employment thereafter, up to a maximum of 25 years of service. In addition, Mr. Day’s employment agreement provides that he will be fully vested in the second Supplemental Plan if a change in control of the Company occurs, credits 1.6 years of service for each twelve-month period during which Mr. Day receives severance benefits following a change in control and, if he is not then 55, calculates benefits under the Plan as if he were 55 years old.

      Mr. Dick participates in both the Retirement Plan and its companion Supplemental Plan and has 30 years of service for purposes of the Plans.

      Mr. Gravatt participates only in the Retirement Plan. Benefits under the Retirement Plan are payable based upon years of credited service and average annual compensation for the five highest consecutive years in the last ten years of employment. For purposes of the Retirement Plan, Mr. Gravatt’s compensation includes amounts shown as salary, bonus, LTIP payouts, and restricted stock (if any) for him in the Summary Compensation Table, and he has 17.3 years of credited service under the Plan. Based upon covered compensation paid through December 31, 2001 (the date benefits were frozen), Mr. Gravatts’s estimated annual benefit under the Retirement Plan at normal retirement age is $39,819, when stated as a straight life annuity amount and assuming no further years of credited service after December 31, 2001.

REPORT OF THE COMPENSATION COMMITTEE

To the Stockholders of TBC Corporation:

      The Compensation Committee is providing this report to you to explain the Committee’s responsibilities, the Committee’s compensation policies and practices with respect to the Company’s executive officers, and the 2003 compensation of the Company’s Chief Executive Officer.

      Authority of the Committee. Consistent with resolutions adopted by the Company’s Board of Directors, the Charter of the Compensation Committee provides that the Committee has all the power and authority of the Board of Directors to fix the compensation of executive officers of the Company, to determine compensation guidelines for the entire Company, and to administer the Company’s compensation and stock option plans other than its Retirement Plan and its 401(k) Savings Plan.

      Executive Compensation Policies and Implementation. The Committee’s pay philosophy is that the compensation of the Company’s executives and key employees should be designed to promote achievement of the Company’s business, financial, and stockholder return objectives; to align the interests of the Company’s executives and key employees with those of stockholders; to provide pay that is externally competitive and internally equitable, which will allow the Company to attract, retain, and motivate the executives and key employees necessary to accomplish its business objectives; and to reward exceptional performance.

      The key components of the 2003 compensation packages of the Company’s executive officers were annual salary, annual bonuses dependent upon the Company’s 2003 performance, long term bonuses dependent upon the Company’s performance over the two year period ended December 31, 2003, and long term stock-based incentives.

      The Company’s executive officers also receive health, accident, life insurance, retirement, and other personal benefits typically offered to executives by other public corporations. One new benefit added by the Committee during 2003 provides reimbursement of fees paid by participants for personal legal, accounting, tax, and investment adviser services they incur in each year. All of the named executive officers listed in the Summary Compensation Table participate in the Professional Services Reimbursement Program and are eligible for reimbursement of fees for such services, up to a maximum annual reimbursable amount. Under the Program, Mr. Day may be reimbursed for up to $7,500 of fees incurred by him each year, beginning in 2003.

      Employment Agreements and Salary. Historically, the Company has entered into employment agreements with its senior executive officers. During 2003, the Company had employment agreements in place with Messrs. Day, Garvey, and Dick. See “Employment Contracts” and “Retirement Benefits; Certain Retirement Matters” for a description of these agreements.

      The employment agreements fix each executive’s minimum annual salary, subject to increase by the Compensation Committee. The Committee’s practice has been to review the salaries provided for in the employment agreements of its senior executive officers, as well as the salaries of the Company’s other executive officers, once a year. The recommendations of the Company’s Chief Executive Officer as to the salaries of the Company’s executive officers (other than himself) are solicited and discussed in connection with this annual salary review.

      In January 2003, the Compensation Committee reviewed Mr. Day’s performance as Chief Executive Officer. In the view of the Committee, Mr. Day’s performance continued to be excellent and that performance should be rewarded. Mr. Day advised the Committee that it was his preference to receive restricted stock in lieu of any salary increase, and the Committee agreed with Mr. Day’s request. The Committee granted 24,000 restricted shares of TBC Common Stock to Mr. Day, which vest 10% per year over ten years, beginning in January 2004. As a result, Mr. Day’s base salary remained at $505,760 for 2003.

      Annual Bonuses. The Company’s Management Incentive Compensation Plan (the “Annual Plan”) provides the framework for the grant of annual bonuses to the Company’s executive officers and key employees. Participants in the Annual Plan are designated annually. Under the Annual Plan, the Committee establishes levels to which participants are assigned and a targeted incentive award (stated as a percentage of base salary) applicable to each level.

      In the case of the Company’s executive officers, incentive awards are payable based upon performance measures established for each participant by the Committee. The Committee approves a threshold, target, and maximum performance objective for each performance measure. No payment with respect to a performance measure is made if performance is below the threshold performance objective established for that performance measure. If the target performance objective is reached, the participant is entitled to receive 100% of the incentive award attributable to that performance measure. If the maximum performance objective is reached, the participant receives 200% of the award attributable to that performance measure. If the maximum performance objectives for all performance measures are reached, a participant will receive an incentive award equal to 200% of his or her targeted award.

      Under the Annual Plan, no participant may receive more than 200% of his or her targeted incentive award. Awards are subject to reduction or cancellation by the Committee on the basis of a participant’s individual performance or in the event of conduct by a participant detrimental to the Company. Awards are payable in cash.

      All of the Company’s executive officers participated in the Annual Plan in 2003. The Committee established a 2003 targeted incentive award for Mr. Day of 65% of his base salary if the target objectives for all performance measures were achieved; the targeted incentive awards of Messrs. Garvey and Dick were set at 55% of base salary; the targeted incentive award of Messrs. Gravatt was set at 50% of base salary; and the targeted incentive award of Mr. Potts was set at 45% of base salary.

      For 2003, the Committee established adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) and adjusted cash from operations as performance measures applicable to Mr. Day. Based upon the Company’s results, Mr. Day earned an award of $242,613 under the Annual Plan for 2003.

      In January 2004, the Committee reviewed Mr. Day’s 2003 performance and the award he earned under the Annual Plan for 2003. The Committee decided that, in view of the Company’s successful completion of its acquisitions of Merchant’s, Incorporated and NTW Incorporated, as well as its strong financial performance and the exceptional increases in the market value of the Company’s Common Stock, Mr. Day should be awarded an additional $100,000 discretionary bonus for 2003.

      Long Term Incentives. The TBC Corporation Long Term Incentive Plan (the “LTIP”) was approved by the Board of Directors and went into effect on January 1, 2002.

      Awards under the LTIP are based upon the Company’s performance over a period of two consecutive years (a “plan cycle”) in areas that may be more appropriate to measure over a longer period than the one year period applicable to the annual awards under the Annual Plan. While the Compensation Committee makes recommendations with respect to the LTIP, it is the Board of Directors of the Company which designates the individuals who are participants in the LTIP for any plan cycle and establishes the performance measures that are applicable for that plan cycle, as well as the threshold level of performance that must be achieved to receive any payment under the LTIP and the level of performance that must be achieved to receive the targeted incentive award under the LTIP. Targeted incentive awards are set as a percentage of each participant’s salary at the beginning of the plan cycle and are payable in cash.

      The Board of Directors designated the Company’s Chief Executive Officer and each of the other named executive officers set forth in the Summary Compensation Table as participants in the LTIP for the 2002-2003 plan cycle and fixed Mr. Day’s targeted award for the 2002-2003 plan cycle at 75% of his base salary on January 1, 2002. Performance measures for the 2002-2003 plan cycle were based upon threshold and targeted levels of earnings per share and share price growth over the two year period. Based upon the Company’s earnings per share and share price growth in 2002 and 2003, Mr. Day received his targeted incentive award of $363,750 for the 2002-2003 plan cycle.

      See “Long Term Incentive Plans — Awards in the Last Fiscal Year” for information with respect to threshold and targeted awards established for Mr. Day and the four other named executive officers of the Company with respect to the 2003-2004 plan cycle under the LTIP.

      Section 162(m) Limitations. Because of Section 162(m) of the Internal Revenue Code (which limits the Company’s ability to deduct compensation in excess of $1.0 million paid to certain executive officers), both the Annual Plan and the LTIP contain provisions which require the Company to delay the payment of any portion of an incentive award which would not be deductible by the Company due to Section 162(m). Both Plans require that the Company pay any such delayed portion as promptly as possible after the Committee determines that the payment would then be deductible. Until it is paid, any portion so delayed bears interest at a rate per annum based upon the Standard & Poor’s Corporate and Government Bond Yield Index.

      In accordance with the provisions of both of these Plans, the payment of $55,883 of the aggregate awards otherwise payable to Mr. Day under these Plans for 2003 was deferred.

      The Committee decided to address the problem of deductibility of compensation in excess of $1.0 million paid to any of the Company’s named executive officers by recommending to the Board of Directors that a new incentive plan be placed before the stockholders for approval. If the 2004 Incentive Plan (the “2004 Plan”) is adopted by stockholders at this Annual Meeting, annual bonuses for 2005 and thereafter and long term incentive awards payable for cycles beginning after December 31, 2004 will be granted under the 2004 Plan, and any payments earned by Mr. Day and the Company’s other named executive officers under the 2004 Plan will qualify for deductibility under Section 162(m). See “Proposal to Approve 2004 Incentive Plan.”

      Stock Options. Under the guidelines set forth in the Company’s Stock Option Issuance Policy, the face value of options granted on an annual basis to the Company’s Chief Executive Officer and any other employee whose base salary is over $300,000 should equal 200% of base salary. Under the Policy, the Committee has the discretion to rescind the guidelines at any time.

      The Committee granted stock options to executive officers in January 2003, with the number of shares subject to each option being based upon the guidelines set forth in the Stock Option Issuance Policy. In the case of Mr. Day, the Committee granted him an option to purchase 80,152 shares of the Company’s Common Stock at $12.62 per share (which was the closing price of the Company’s Common Stock on the date of grant). The options granted to Mr. Day and the Company’s other executive officers in January 2003 were made under the Company’s 2000 Stock Option Plan and included a reload feature.

      The Stock Option Issuance Policy also includes guidelines for the face value of shares which executives should own in order to be eligible for future grants of stock options. The stock ownership guidelines, which are applicable to the Company’s Chief Executive Officer, the other named executive officers included in the Summary Compensation Table, and all Presidents of operating subsidiaries, are stated as a percentage of base salary and are subject to a phase-in over five years beginning with 2002. In the case of the Company’s Chief Executive Officer, the ownership guidelines specify that he should own shares of TBC Common Stock having a face value equal to at least 200% of his base salary. Shares subject to stock options do not satisfy the ownership guidelines until the options are exercised.

THE COMPENSATION COMMITTEE
Robert R. Schoeberl, Chairman
Charles A. Ledsinger, Jr.
Richard A. McStay
Raymond E. Schultz

THE COMPANY’S CUMULATIVE TOTAL RETURN TO STOCKHOLDERS

      The graph which follows compares the Company’s cumulative total return to stockholders for the five year period ended December 31, 2003, with the cumulative total return of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s 500 Auto Parts and Equipment Index for such five year period. The graph assumes that $100 was invested on December 31, 1998 in the Company’s Common Stock and in each of the two indexes and that dividends were reinvested.

THE COMPANY’S INDEPENDENT ACCOUNTANTS

      The Audit Committee of the Company’s Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 2004.

      PricewaterhouseCoopers LLP has served as the Company’s independent auditors for more than twenty years. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company for the fiscal years ended December 31, 2003 and December 31, 2002, by category of service, were as follows:

	2003	2002

Audit Fees	$936,000	$405,000
Audit-Related Fees	154,000	53,000
Tax Fees	525,000	265,000
All Other Fees	–0–	–0–

Total	$1,615,000	$723,000

      Audit fees for the years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the consolidated financial statements of the Company, as well as review of financial statements included in the Company’s filings with the Securities and Exchange Commission and services normally provided in connection with statutory and regulatory filings by the Company.

      Audit-related fees for the years ended December 31, 2003 and 2002 were for assurance and related services primarily attributable to acquisition-related financial due diligence, employee benefit plan audits, and consultations concerning financial accounting and reporting standards.

      Tax fees for the years ended December 31, 2003 and 2002 were for services related to tax compliance, tax advice, and tax planning services for the Company and its subsidiaries.

      There were no other fees incurred for the years ended December 31, 2003 and 2002.

      Before pre-approving any audit or non-audit services to be performed on behalf of the Company by its independent auditors, the Audit Committee reviews the scope of the services and the estimated fees and other relevant terms relating to the independent auditors’ performance of such services. In addition, the Committee specifically prohibits the Company’s independent auditors from performing any non-audit services which could cause the auditors to fail to be independent under applicable NASD Rules or those of the Securities and Exchange Commission.

      In the case of the 2003 non-audit services performed by PricewaterhouseCoopers, based upon PricewaterhouseCoopers’ written statement regarding these services and discussions with them, the Committee determined that such services did not compromise the auditors’ independence.

      The Company anticipates that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Stockholders to respond to questions and to make a statement if the representative desires to do so.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee assists the Board of Directors in monitoring (i) the integrity of the Company’s financial statements; (ii) the independent auditors’ qualifications, independence and performance; (iii) the performance of the Company’s internal controls; and (iv) the Company’s compliance with legal and regulatory requirements.

      The Audit Committee approves the appointment of the Company’s independent auditors and pre-approves all audit and non-audit services to be performed on behalf of the Company by its independent auditors. The Committee also meets periodically with the Company’s independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In addition, during the year ended December 31, 2003, the Audit Committee met with the Company’s Chief Financial Officer and its independent auditors to discuss and approve the interim financial information contained in each quarterly earnings announcement prior to its public release.

      As part of its oversight responsibilities, the Audit Committee obtained from the independent auditors a written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their independence.

      The Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2003 with the Company’s management and with its independent auditors. In addition, the Committee discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

      Based upon such review and discussions, the Audit Committee approved the audited financial statements and recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Charles A. Ledsinger, Jr., Chairman
George W. Bryan
William J. McCarthy
Richard A. McStay
Donald Ratajczak

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth information as of December 31, 2003 with respect to the number of shares of Common Stock of the Company beneficially owned by each Director of the Company, each executive officer of the Company named in the Summary Compensation Table, all Directors and executive officers of the Company as a group, and each other person known by the Company to be the beneficial owner of 5% or more of the Company’s outstanding shares.

      For purposes of this table, a person is considered to beneficially own any shares if the person, directly or indirectly, has (or has the right to acquire within 60 days after December 31, 2003) sole or shared power (i) to vote or to direct the voting of such shares or (ii) to dispose or to direct the disposition of such shares. In the case of shares listed as being beneficially owned by an individual and a corporation, the individual may be deemed to share beneficial ownership of such shares, which are held of record by the corporation, because of the individual’s relationship with the corporation. In the case of shares listed as being beneficially owned only by an individual, voting power and investment power are exercised solely by the named individual or are shared by such individual and his spouse or children. Individuals holding restricted shares may vote them and receive dividends, but may not dispose of the restricted shares until the applicable restriction period expires.

      Non-employee Directors of the Company hold restricted stock and tandem options granted under the Company’s 1989 Stock Incentive Plan. See “Director Compensation.” For purposes of this table, shares subject to tandem options granted to non-employee Directors are included as being beneficially owned by them if the options were exercisable on December 31, 2003 or within 60 days thereafter and restricted shares granted to non-employee Directors are included only if the tandem options associated with such restricted shares were not then exercisable.

	Number of Shares,
	Including Option
	Shares, Beneficially
	Owned as of		Percent
Name	December 31, 2003		of Class (a)

Marvin E. Bruce	1,246,911	(b)	5.7%
George W. Bryan	7,025	(c)	(d)
Lawrence C. Day	484,475	(e)	2.2%
Kenneth P. Dick	178,066	(f)	(d)
Michael E. Dunlap and Dunlap & Kyle Co., Inc.	15,360	(g)	(d)
Thomas W. Garvey	92,677	(h)	(d)
J. Glen Gravatt	115,738	(i)	(d)
Charles A. Ledsinger, Jr.	14,854	(j)	(d)
William J. McCarthy	8,441	(k)	(d)
Richard A. McStay	35,220	(j)	(d)
William M. Potts	50,213	(l)	(d)
Donald Ratajczak	13,441	(k)	(d)
Robert R. Schoeberl	23,330	(j)	(d)
Raymond E. Schultz	47,873	(j)	(d)
Directors and Executive Officers as a Group (15 persons)	2,409,219	(m)	10.6%
FMR Corp.	1,093,666	(n)	5.0%
Morgan Stanley	1,529,104	(o)	7.0%
T. Rowe Price Associates, Inc.	2,135,000	(p)	9.7%

(a)	Percentages are calculated based upon the number of shares of Common Stock outstanding on December 31, 2003 plus the number of shares subject to outstanding options held by the named individual or group, as the case may be, and exercisable within 60 days thereafter.

(b)	Includes 7,540 shares subject to outstanding options and 625 restricted shares. Mr. Bruce’s mailing address is: TBC Corporation, 7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida 33418.

(c)	Includes 1,400 shares subject to outstanding options and 625 restricted shares.

(d)	Represents less than one percent of the outstanding shares of Common Stock of the Company.

(e)	Includes 401,025 shares subject to outstanding options and 24,000 restricted shares.

(f)	Includes 134,601 shares subject to outstanding options and 5,000 restricted shares.

(g)	Includes 625 restricted shares.

(h)	Represents 77,677 shares subject to the outstanding options and 11,667 restricted shares.

(i)	Includes 97,510 shares subject to outstanding options.

(j)	Includes 7,540 shares subject to outstanding options and 625 restricted shares.

(k)	Includes 6,604 shares subject to outstanding options and 625 restricted shares.

(l)	Includes 42,103 shares subject to outstanding options.

(m)	Includes 869,426 shares subject to outstanding options and 46,292 restricted shares.

(n)	FMR Corp.’s wholly-owned subsidiary, Fidelity Management & Research Company (“Fidelity Management”), acts as investment adviser with respect to these shares, 1,066,466 of which are owned by one of FMR Corp.’s mutual funds (the “Fidelity Fund”). Fidelity Management votes the shares owned by the Fidelity Fund under written guidelines established by the Fidelity Fund’s Board of Trustees, which has sole power to vote or to direct the voting of such shares. FMR Corp., Fidelity Management, the Fidelity Fund, and FMR’s controlling shareholders (collectively, “Fidelity”) together have the sole power to dispose or to direct the disposition of these shares. Fidelity’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(o)	Morgan Stanley is a parent holding company and investment adviser with indirect beneficial ownership of the shares held by one of its business units. Morgan Stanley’s address is 1585 Broadway, New York, New York 10036.

(p)	These shares are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. (the “Price Fund”), and T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with respect to the shares. For purposes of the reporting requirements of federal securities laws, Price Associates is deemed to be a beneficial owner of the shares; however, Price Associates expressly disclaims beneficial ownership. The business address of the two companies is 100 E. Pratt Street, Baltimore, Maryland 21202.

      The information set forth above concerning Fidelity, Morgan Stanley, Price Associates, and the Price Fund is based upon filings made by them with the Securities and Exchange Commission. Each has represented that the shares of the Company’s Common Stock which it is deemed to beneficially own were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Federal securities laws require the Company’s Directors and officers and persons who own more than 10% of the outstanding shares of Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely upon the Company’s review of the copies of these reports received by it and written representations that no other reports were required to be filed, the Company believes that all filing requirements applicable to its Directors, officers, and greater than 10% stockholders were met on a timely basis with respect to its fiscal year ended December 31, 2003, except that Mr. Bryan failed to report his May 2, 2003 open market purchase of 5,000 shares of the Company’s Common Stock until March 2004.

PROPOSAL TO APPROVE 2004 INCENTIVE PLAN

General Information

      At the meeting, stockholders will vote on approval of the Company’s 2004 Incentive Plan (the “2004 Plan”). The 2004 Plan will become effective if approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting, in person or by proxy, and entitled to vote on the proposal.

      Currently, annual cash bonuses are granted to officers and other key employees pursuant to the Company’s Management Incentive Compensation Plan (the “Annual Plan”), and long term cash bonuses are granted to officers and other key employees pursuant to the Company’s Long Term Incentive Plan (the “LTIP”). In each case, such bonuses are earned based upon the Company’s performance in a year or over a two year period. Since the Annual Plan and the LTIP were not approved by stockholders of the Company, amounts paid to any of the five most highly compensated executive officers of the Company under the Annual Plan or the LTIP are not deductible by the Company for federal income tax purposes to the extent that such amounts and all other covered compensation of the executive officer exceed $1.0 million.

      The Company currently has two plans in effect pursuant to which options to purchase shares of the Company’s Common Stock may be granted: the 2000 Stock Option Plan and the 1989 Stock Incentive Plan. After taking into consideration the annual stock option grants made to employees in January 2004, there are less than 16,500 shares of Common Stock available for grants of stock options under the 2000 Stock Option Plan. The Company’s ability to grant incentive stock options under the Company’s 1989 Stock Incentive Plan has expired, and there are less than 76,500 shares of Common Stock available for grants of nonqualified stock options and restricted stock awards under that plan.

      In view of the foregoing, the Board of Directors decided to prepare and present the 2004 Plan to the stockholders of the Company for their approval. The 2004 Plan combines the features of the Annual Plan, the LTIP, and the 2000 Stock Option Plan into one plan, permits the annual and long-term performance awards made under the 2004 Plan to be fully deductible by the Company for federal income tax purposes, and makes available an additional 2,000,000 shares of the Company’s Common Stock for the grant of stock options to officers and other key employees.

      If the 2004 Plan is adopted by stockholders, annual bonuses for 2005 and thereafter will be granted under the 2004 Plan and the Annual Plan will be terminated after any 2004 bonuses are paid. Also, long-term bonuses for any period beginning after December 31, 2004 will be granted under the 2004 Plan and the LTIP will be terminated after any bonuses earned for the 2004-2005 plan cycle are paid.

      The Board believes that adoption of the 2004 Plan will enable the Company to attract, retain and motivate key employees who bear major responsibility for the growth and development of the Company.

      A description of the essential features of the 2004 Plan appears below. See also “Report of the Compensation Committee.” Any stockholder desiring a copy of the full text of the 2004 Plan may obtain it by submitting a written request to: TBC Corporation, 7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida 33418, Attention: Secretary.

Incentive Awards; Certain Limitations

      The 2004 Plan authorizes the Committee to grant incentive awards in the form of stock options, and annual performance awards and long-term performance awards, each payable in cash, to key employees of the Company and its subsidiaries (“Incentive Awards”).

      No more than 2,000,000 shares of the Company’s Common Stock may be issued pursuant to options granted under the 2004 Plan, and no individual may be granted options for more than 100,000 shares in the aggregate in any fiscal year of the Company. The shares that may be issued upon the exercise of options may be authorized and unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the Company’s shares of Common Stock, the Committee is directed to make appropriate adjustments in the kind and number of shares issuable under the Plan and subject to outstanding options and the option price.

      The 2004 Plan also contains limits on annual performance awards and long-term performance awards granted to individual participants. The maximum amount of annual performance awards that a participant may be eligible to receive with respect to each year shall not exceed $1,000,000 and the maximum amount of long-term performance awards that a participant may be eligible to receive with respect to any cycle under the 2004 Plan shall not exceed $1,000,000.

Administration of the Plan

      The 2004 Plan will be administered by the Compensation Committee. Subject to the provisions of the 2004 Plan, the Committee has the authority to select the employees to whom it will grant Incentive Awards and to set the terms and conditions of those Incentive Awards. The Committee also has authority to interpret the 2004 Plan, to adopt, amend and rescind rules applicable to the 2004 Plan and to Incentive Awards granted under the Plan, and to approve and make all determinations relating to the implementation and administration of the 2004 Plan.

Stock Options

      General. The Plan authorizes the Committee to grant options which qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options. Options may be granted to key employees of the Company and its subsidiaries.

      The term of any option granted under the 2004 Plan may not exceed ten years from the date of grant. The option price per share may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant. The 2004 Plan does not permit any repricing of options without approval of the Company’s stockholders.

      The option price is payable in cash, by delivery of shares of the Company already-owned by the optionee (or by attesting to the ownership of such shares), or by any combination of these methods of payment. If an optionee uses already-owned shares to pay the option price, the shares so used must have been held by the optionee for at least six months. The 2004 Plan also permits the use of shares otherwise issuable upon the exercise of a nonqualified option to pay applicable withholding taxes due upon the exercise, subject to such guidelines as the Committee may from time to time adopt.

      The Committee may provide that an option is exercisable at any time during its term, or only with respect to a stated number of shares over staggered periods, or only upon achievement of specified conditions. In the event of death or termination of employment for reasons other than death (including disability and retirement), the Committee may provide for the continued or accelerated vesting of the option and/or that the options will continue to be exercisable for a period of time after death or termination of employment, but in any case not to exceed the remaining term of the option. In all other instances an option may be exercised only if the optionee is employed by the Company, or a subsidiary of the Company, at the time of exercise of the option. Upon a change of control of the Company, the Committee may accelerate the exercise date of any outstanding options, provide for the purchase by the Company of any outstanding options, make adjustments to any outstanding options, or cause any surviving or acquiring company to assume any outstanding options.

      Federal Income Tax Consequences. The grant of an incentive stock option or a nonqualified stock option does not result in income for the optionee or a deduction for the Company. The exercise of a nonqualified stock option results in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding by the Company is required.

      Except to the extent of any alternative minimum tax, the exercise of an incentive stock option does not result in income for the optionee if the optionee (i) does not dispose of the shares within two years after the date of grant of the option or one year after the date of its exercise (the “holding periods”) and (ii) exercises the option while employed by the Company or a subsidiary or within three months after termination of employment. If these requirements are met and cash is used to pay the exercise price, the basis of the shares upon later disposition is the option exercise price and any gain upon disposition is taxed to the optionee as long-term capital gain. The excess of the fair market value of the option shares on the exercise date over the option exercise price of an incentive stock option is a positive adjustment to be taken into account in calculating any alternative minimum tax.

      If the optionee disposes of the shares acquired upon the exercise of an incentive stock option prior to the expiration of the holding periods, the optionee recognizes ordinary income and the Company is entitled to a deduction which, in general, is equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price, or (ii) the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion is taxable as short-term capital gain.

Performance Awards

      The Committee may grant performance awards under which payment is made in cash if the performance of the Company or any subsidiary or division of the Company selected by the Committee meets certain goals established by the Committee during an award period. Annual performance awards may be granted with respect to any year and long-term performance awards may be granted with respect to any period of two or more years. The Committee determines the goals, the length of an award period, the maximum payment value of an award, and the minimum performance required before a payment is made. Subject to certain limitations applicable to Performance Awards designated as “performance-based compensation” under Section 162(m) of the Code, the Committee may revise the goals and the computation of payment at any time to account for unforeseen events which occur during an award period and which have a substantial effect on the performance of the Company, subsidiary or division.

      In order to receive payment, a grantee must remain in the employ of the Company until the completion of the award period, except that the Committee may pro-rate awards in the event of retirement, death, disability or other circumstances approved by the Committee. Upon a change of control, all long-term performance awards automatically vest. In addition, a grantee’s annual award will be pro-rated if the grantee’s employment is terminated following a change of control.

Performance-Based Compensation

      Section 162(m) of the Code limits the amount of the deduction that the Company may take on its federal income tax return for compensation paid to any of the five most highly compensation executive officers of the Company (the Code refers to these officers as “covered employees”). The limit is $1 million per covered employee per year, with certain exceptions. This deductibility cap does not apply to “performance-based compensation,” if approved by stockholders. Options granted under the 2004 Plan will qualify as performance-based compensation and other Incentive Awards may also qualify if the Committee so designates the other Incentive Awards as performance-based compensation and administers the Plan with respect to these designated awards in compliance with Section 162(m) of the Code.

      The 2004 Plan contains a number of measurement criteria that the Committee may use to determine whether and to what extent any covered employee has earned an annual performance award or a long-term performance award. The measurement criteria that the Committee may use to establish specific levels of performance goals include any one or a combination of the following: level of sales; unit tire sales; gross profit; earnings per share; share price; earnings before interest, taxes, depreciation, and amortization; income before taxes; net income; return on assets; return on equity; return on capital; total stockholder return; market valuation; cash flow; cash from operating activities; and completion of acquisitions. The foregoing criteria may have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures.

      The Committee may set performance goals based on the achievement of specified levels of corporate-wide performance or performance of a Company subsidiary or business unit in which the participant works.

The Committee may make downward adjustments in the amounts payable under an award, but it may not increase the award amounts or waive the achievement of a performance goal.

Eligibility and Participation; Recent Share Price

      All key employees of the Company and its subsidiaries are eligible for grants of Incentive Awards under the 2004 Plan. The Company estimates that approximately 175 of its current employees, including all of its executive officers, would be eligible for the grants under the 2004 Plan.

      On March 26, 2004, the closing price of the Company’s Common Stock on the NASDAQ National Market System was $27.79 per share.

Term of Plan; Outstanding Incentive Awards

      The Board may terminate or amend the 2004 Plan as it deems advisable. Unless stockholders approve, however, no amendment may increase the maximum number of shares subject to the Plan, permit the granting of options at a price less than the fair market value of a share on the date of grant, materially modify the requirements as to eligibility for participation in the 2004 Plan, or permit the repricing of any outstanding options. No action taken by the Board or the Committee may adversely affect the existing rights of the holders of outstanding options.

      The Board adopted the 2004 Plan on March 26, 2004, subject to stockholder approval. If the 2004 Plan is not approved at the Annual Meeting of Stockholders, the Plan terminates. If approved by the stockholders, the 2004 Plan continues in effect until terminated by the Board, provided that no incentive stock options may be granted under the Plan on or after the tenth anniversary of the date of adoption of the 2004 Plan by the Board. No Incentive Awards have been granted under the 2004 Plan.

Equity Compensation Plans

      The following table sets forth information regarding compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2003.

Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	referred to in first
Plan Category	warrants and rights	warrants and rights	column)

Equity compensation plans approved by security holders	2,172,809(1)	$9.91	489,319
Equity compensation plans not approved by security holders	None	None	None

(1)	Does not include 74,808 tandem options issued to Directors in connection with 18,702 outstanding shares of restricted stock. One share of restricted stock is forfeited for every four tandem options exercised.

      The Board of Directors has approved and recommends a vote FOR approval of the 2004 Plan.

STOCKHOLDER NOMINATIONS AND OTHER MATTERS

      Pursuant to the Company’s By-Laws, at any annual or special meeting of stockholders, only such business may be conducted as has been specified in the notice of the meeting or brought before the meeting by or at the direction of the Board of Directors, or by a stockholder who has given timely written notice to the Company’s Secretary of the stockholder’s intention to bring such business before the meeting. The By-Laws also provide that a person will be eligible for election as a Director only if he or she is nominated by or at the direction of the Board of Directors, its Nominating and Governance Committee, or a stockholder who has given timely written notice to the Secretary of the Company of the stockholder’s intention to nominate the individual for election as a Director.

      To be timely, notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 75 days nor more than 90 days prior to the meeting (or, if less than 90 days’ notice or prior public disclosure of the date of the meeting is given, such notice must be given no later than the close of business on the 15th day following the date of mailing of the notice of meeting or the date such public disclosure was made, whichever is first).

      A stockholder’s notice of intention to bring any matter before a meeting must contain a brief description of the business desired to be brought and certain information concerning the stockholder. Notice of intention to nominate any individual to serve as a Director must contain certain information about the proposed nominee and about the stockholder who intends to make the nomination. The specific requirements of the notices are set forth in Article II, Section 7 of the By-Laws, a copy of which will be available on the Company’s website (www.tbccorp.com) after April 15, 2004 and will be also provided to any stockholder upon request.

      Since no notices were received from stockholders relating to any business or nominee to be brought before this year’s Annual Meeting of Stockholders, only those nominees of the Board of Directors described in this Proxy Statement or otherwise nominated by or at the direction of the Board of Directors will be eligible for election as Directors at this Annual Meeting. In addition, the only items of business which will be brought before the meeting will be such other business, if any, as the Board may hereafter direct. At the date of the mailing of this Proxy Statement, the Board of Directors knows of no other business that will be brought before the meeting, but it is intended that, as to any such other matter or business, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same.

2005 ANNUAL MEETING INFORMATION

      The 2005 Annual Meeting of Stockholders will be held on Wednesday, May 4, 2005. Under the rules of the Securities and Exchange Commission, in order to be included in the Company’s proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Company, at 7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida 33418, Attention: Secretary, on or before December 1, 2004. In addition, in accordance with Article II, Section 7 of the Company’s By-Laws, stockholders wishing to bring any matter before the 2005 Annual Meeting of Stockholders or to nominate any individual for election as a Director at the 2005 Annual Meeting, must give written notice thereof to the Company during the period between February 3, and February 18, 2005 in order to be eligible for consideration at the 2005 Annual Meeting. See “Stockholder Nominations and Other Matters.”

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF

TBC CORPORATION

I.     PURPOSE

      The Audit Committee (the “Committee”) is appointed by the Board of Directors of TBC Corporation (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Board appoints the Committee for the following purposes:

1.	Assist the Board in monitoring:

a.	The integrity of the Company’s financial statements.

b.	The quality, independence and performance of the Company’s independent auditor and performance of the Company’s internal auditing function.

c.	Compliance with legal and regulatory requirements.

2.	Provide an avenue of communication among the independent auditor, management, and the Board of Directors.

3.	Review the Committee’s report on financial statements that SEC rules require be included in the Company’s proxy statement.

4.	Establish and implement procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

5.	Resolve any disagreements between management and the independent auditor regarding financial reporting.

      The Committee shall assure that, with respect to the above listed items, there is free and open means of communication between the Board and the independent auditor, the persons responsible for the Company’s internal audit function and the financial management of the Company.

II.     COMPOSITION

      The Committee shall be comprised of three or more directors as determined by the Board, after considering the recommendation of the Nominating and Governance Committee. Each member of the Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (the “NASD”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

      The simultaneous service on the audit committee of more than two other public companies requires a Board determination that such simultaneous service does not impair the ability of such member to effectively serve on the Committee.

      All of the members of the Committee shall be able to read and understand financial statements and have at least a working familiarity with basic finance and accounting practices. In addition, at least one member of the Committee shall be “financially sophisticated” as defined in the NASD rules and shall be a “financial expert” as defined in the rules and regulations of the SEC. The Company shall disclose as required by the SEC whether one member of the Committee is “financially sophisticated” and a “financial expert” and the identity of such Committee member.

      The members of the Committee shall be elected by the Board at its annual meeting each year and shall serve until their successors are duly elected and qualified. If a Chair is not elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

      Members of the Committee may not receive any compensation from the Company except for services as a director, committee member or committee chairman.

      The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditor as well as anyone in the Company. The Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary or desirable in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

III.     MEETINGS

      The Committee shall meet as frequently as circumstances dictate. A meeting may be called by the Chairman or any two members of the Committee. A majority of the members of the Committee shall constitute a quorum and a majority of the members in attendance shall decide any question brought before the meeting of the Committee.

      The Committee shall meet regularly with management, the director of the internal auditing function, if any, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditor and management quarterly to review the Company’s financial statements.

IV.     RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Committee shall:

1.	Charter. Review and recommend to the Board for approval, amendments to this Charter as the Committee may from time to time deem appropriate.

2.	Independent Auditor.

a.	Annually appoint the firm that will serve as the Company’s independent auditor. The Committee shall have a clear understanding with management and the independent auditor that the independent auditor is ultimately accountable to the Committee, as representative of the Company’s stockholders. The Committee shall have the authority and responsibility to review the performance of the independent auditor, determine the compensation of, to evaluate and, when appropriate, to replace the independent auditor.

b.	Pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and the rules and regulations of the SEC, for the engagement of the independent auditor to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that the pre-approval decision is reported to the Committee at its next regularly scheduled meeting.

c.	On an annual basis, the Committee shall review and discuss with the independent auditor all significant relationships the independent auditor has with the Company to determine the auditor’s independence.

d.	Review any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements.

e.	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

3.	Annual Financial Statements. The Committee, to the extent that it deems necessary or appropriate, shall review with representatives of the independent auditor:

a.	The scope of, and the plan for the staffing of, the annual audit of the Company’s financial statements.

b.	The results of the most recent annual audit.

c.	Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company’s internal controls, policies, procedures, business risk, and legal and ethical compliance matters.

d.	Any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection and application of accounting principles, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or generally accepted accounting principles (“GAAP”) on the Company’s financial statements.

e.	The effect of regulatory and accounting initiatives as well as off-balance sheet transactions on the Company’s financial statements.

f.	Major financial risk exposures and the steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

g.	The annual financial statements to be contained in the annual report to stockholders to determine that the independent auditor and management are satisfied with the disclosure and content of the financial statements to be presented to stockholders; and recommend to the Board whether the annual financial statements should be included in the Annual Report on Form 10-K.

4.	Annual and Quarterly Financial Statements and Disclosures. The Committee shall review annual and interim financial statements with management and the independent auditor prior to filing with the SEC any annual Form 10-K report or quarterly Form 10-Q report, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in each report. The Committee shall also discuss the results of the annual and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. In addition, the Committee shall approve earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, prior to the issuance of the same. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) rather than specifically as to individual press releases and analysts.

5.	Qualifications of Independent Auditor. At least annually, the Committee shall obtain and review a report by the Company’s independent auditor which describes the independent auditor’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

6.	Oversight of the Company’s Internal Audit Function. The Committee shall:

a.	Review the structure of the Company’s internal audit function; and, if applicable, review the appointment and replacement of the senior internal auditing executive and internal auditing consultants, if any.

b.	Review the significant reports to management prepared by the internal auditing function or the internal auditing consultants, if any, and management’s responses.

c.	Discuss with the independent auditor the internal audit function of the Company, the responsibilities of the persons carrying out the function, budget and staffing and any recommended changes in the planned scope of the internal audit.

7.	Oversight of the Company’s Senior Financial Officers. The Committee shall:

a.	Review the appointment or replacement of the Company’s senior financial officers (principal financial officer, principal accounting officer, treasurer and controller).

b.	Develop and present to the Board of Directors for approval, a Code of Business Conduct for Senior Financial Officers.

c.	Monitor compliance with the Code of Business Conduct for Senior Financial Officers and cause any waiver of the Code to be disclosed in a Form 8-K Report filed with the SEC or posted on the Company’s website, as required.

8.	Chief Executive Officer/ Chief Financial Officer Certifications. The Committee shall:

a.	Review with the Chief Executive Officer and Chief Financial Officer each quarter the certifications that each of them will make in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the preceding quarter or Annual Report on Form 10-K to be filed during such quarter.

b.	Review the procedures that were followed by the Chief Executive Officer, Chief Financial Officer and other financial staff of the Company, including internal auditors, to provide reasonable assurances that the statements in the Chief Executive Officer and Chief Financial Officer certifications are true and accurate to document the completion and effectiveness of the Chief Executive Officer/ Chief Financial Officer certification verification and testing processes implemented by the Company.

9.	Compliance Oversight Responsibilities. The Committee shall:

a.	Review compliance by the Company and its subsidiaries and all directors, officers and employees with the Company’s Code of Business Conduct, which includes policies on business ethics, public responsibility, conflicts of interests and related party transactions.

b.	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

c.	Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

d.	Discuss with (or obtain a report from) the Company’s legal counsel concerning legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

10.	Approval of Related-Party Transactions. The Committee shall review and approve all related-party transactions for potential conflict of interest situations on an on-going basis and all such transactions. Related-party transactions are those required to be disclosed by the Company pursuant to Item 404 of SEC Regulation S-K.

11.	Other.

a.	Review with the Company’s counsel legal compliance matters including corporate securities trading policies.

b.	Perform any other activities consistent with this Charter, the Company’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

12.	Reporting Responsibilities. Regularly update the Board of Directors about Committee activities and make appropriate recommendations. The Committee shall report annually, or as necessary, to the stockholders as to the Committee’s fulfillment of its responsibilities under this Charter.

V.     LIMITATION OF AUDIT COMMITTEE’S ROLE

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor.

APPENDIX B

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF

TBC CORPORATION

I.     PURPOSE

      There shall be a committee of the Board of Directors to be known as the Nominating and Governance Committee (the “Committee”). The purpose of the Committee is to ensure that the Board and its committees are appropriately constituted, monitored and evaluated so that the Board and directors may effectively meet their fiduciary obligations to stockholders and the Company. To accomplish this purpose, the Committee shall:

A.	Identify individuals qualified to become members of the Board of Directors and recommend to the Board the director nominees for the next annual meeting of stockholders and candidates to fill vacancies in the Board;

B.	Recommend to the Board the directors to be appointed to Board committees;

C.	Recommend to the Board for approval, any changes to the Company’s Corporate Governance Guidelines; and

D.	Monitor and evaluate how effectively the Board and the Company have implemented the policies and principles of the Corporate Governance Guidelines.

II.     COMPOSITION

      The Committee shall be comprised of three or more directors as determined by the Board. Each member of the Committee shall meet the independence requirements of the National Association of Securities Dealers, Inc. (the “NASD”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

      The members shall be appointed by the Board of Directors at its annual meeting each year and shall serve until their successors are elected and qualified. If a Committee Chair is not appointed by the Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

      The Committee shall meet as frequently as circumstances dictate. A meeting may be called by the Committee Chairman or any two members of the Committee. A majority of the members of the Committee shall constitute a quorum of the Committee and a majority of the members in attendance shall decide any question brought before any meeting of the Committee, at which a quorum is present.

IV.     RESPONSIBILITIES AND DUTIES

A.	Recommend Nominees for Election as Directors. The Committee shall recommend to the Board the director nominees for election at the next annual meeting of stockholders and persons to fill vacancies in the Board that occur between meetings of stockholders. In carrying out this responsibility, the Committee shall:

1.	Determine the desired and specific minimum Board skills, attributes and qualities, and when appropriate, conduct searches for prospective Board members whose skills and attributes reflect those desired;

2.	Consider nominees submitted to the Board by stockholders and develop procedures for submission of nominees by stockholders in accordance with applicable regulatory requirements and the Company’s By-Laws; and

B-1

3.	Prior to recommending a nominee for election, determine that the election of the nominee as a director would effectively further the policies set forth in the Corporate Governance Guidelines.

B.	Recommend Appointments to Board Committees. The Committee shall recommend to the Board the directors to be appointed to the various committees of the Board. The Committee shall consider the desired and required qualifications for membership of each Committee, the availability of the director to meet the time commitment required for membership on the particular committee and the extent to which there should be a policy of periodic rotation of Committee members.

C.	Annually Evaluate Board, Committee and Director Performance. The Committee shall administer the Board, Board committee and director evaluation process. Annually, the Committee (i) shall provide the Board with a written assessment of Board performance; (ii) shall provide each Committee with a written assessment of its performance; and (iii) shall provide each director with an assessment of his or her performance. In administering the annual performance assessments, the Committee shall receive comments from all directors.

D.	Monitor and Evaluate the Corporate Governance Guidelines. The Committee shall annually review the Corporate Governance Guidelines for the purposes of:

1.	Determining whether the Guidelines are being effectively adhered to and implemented;

2.	Ensuring that the Guidelines are appropriate for the Company and comply with applicable laws, regulations and listing standards; and

3.	Recommending any desirable changes in the Guidelines to the Board.

In addition, the Committee shall consider any other corporate governance issues that may arise, from time to time, and develop appropriate recommendations to the Board.

E.	Board Orientation and Continuing Education. The Committee shall consider and make recommendations to the Board with respect to appropriate orientation for new directors and continuing education of directors with respect to the Company’s business and financial statements, corporate governance, and other appropriate subjects.

F.	Engagement of Advisors. The Committee shall have the sole authority to retain search firms to identify director candidates and to terminate the services of any search firm so retained, and shall have sole authority to approve such search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

G.	Charter. The Committee shall review and recommend to the Board for approval, such amendments to this Charter as the Committee may from time to time deem appropriate.

B-2

TBC CORPORATION

2004 INCENTIVE PLAN

Effective April , 2004

TBC CORPORATION

2004 INCENTIVE PLAN

Section 1.  Purpose.

     The purposes of this 2004 Incentive Plan (the “Plan”) are (i) to establish a means for providing incentives to key employees of the Company (as hereinafter defined) upon whose judgment, initiative, and efforts the long-term growth and success of the Company are largely dependent; (ii) to assist the Company in attracting and retaining key employees of proven ability; and (iii) to increase the identity of interests of the Company’s key employees with those of its stockholders by providing such employees with the opportunity to acquire stock of the Company.

Section 2.  Definitions.

     “Annual Performance Award” means a right to receive cash contingent upon the attainment of Performance Objectives determined by the Committee as more fully set forth in Section 7 hereof.

     “Base Salary” means the base salary earned by a Participant from employment with the Company at the beginning of the applicable Year or Cycle, including amounts which a Participant has elected to defer or to contribute to a flexible benefit, savings, or retirement plan established by the Company.

     “Board” means the Board of Directors of the Company.

     “Change of Control” means any change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided that, without limitation, a Change of Control shall be deemed to have occurred if (i) any “person” (as defined in Sections 13(d) and 14(d)(2) of the Exchange Act), other than any entity then controlled by the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the Company merges or consolidates with another corporation or entity and the Company or an entity controlled by the Company immediately prior to the merger or consolidation is not the surviving entity; or (iv) a sale, lease, exchange or other disposition of all or substantially all of the assets of the Company takes place.

     “Code” means the Internal Revenue Code of 1986, as now or hereafter amended.

     “Committee” means the Compensation Committee of the Board of Directors of the Company.

     “Company” means TBC Corporation and, when used with reference to employment of a Participant, includes any Subsidiary.

     “Cycle” means a period of two or more calendar years beginning on January 1 of the first year and ending on December 31 of the last year. Multiple Cycles may be established and in effect at any given time under the Plan.

     “Employee” means any key employee of the Company or any Subsidiary.

     “Fair Market Value” means the closing price of a Share on the NASDAQ National Market System on the date the value of a Share is to be determined or, in the event the Shares are listed on any exchange, the closing price on such exchange on the date the value of a Share is to be determined. If there are no sales on any determination date, the Fair Market Value of a Share shall equal the mean between the bid and asked prices for a Share on such date on the NASDAQ National Market System or such exchange.

     “Incentive Award” means an Option, Annual Performance Award, or Long-Term Performance Award granted under the Plan.

     “Incentive Stock Option” means an Option that is an Incentive Stock Option, as defined in Section 422 of the Code.

     “Long-Term Performance Award” means a right to receive cash contingent upon the attainment of Performance Objectives determined by the Committee as more fully set forth in Section 7 hereof.

     “Maximum Annual Performance Award” for each Participant means 200% of that Participant’s Targeted Annual Performance Award.

     “Maximum Performance Objective” for each Performance Measure upon which any Annual Performance Award is based means the Performance at which 200% of the Annual Performance Award attributable to that Performance Measure will be earned by a Participant. No additional Annual Performance Award will be payable under the Plan to any Participant for Performance above an applicable Maximum Performance Objective.

     “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

     “Option” means a right to purchase Shares at a specified price; “Optionee” means the holder of an Option.

     “Participant” means an Employee selected to receive an Incentive Award.

     “Performance” means the extent to which a Performance Measure is achieved during an applicable Year or Cycle.

     “Performance Award” means, individually, an Annual Performance Award or a Long-Term Performance Award and, collectively, Annual Performance Awards and Long-Term Performance Awards.

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     “Performance Measure” means one of the criteria by which the eligibility of a Participant for an Annual Performance Award or Long-Term Performance Award, in respect of an applicable Year or Cycle, is to be determined pursuant to Section 8(b), except that if the underlying Performance Award is not intended to be “performance-based” within the meaning of Code Section 162(m)(4)(C), the Committee has the discretion to select for use as Performance Measures any criteria, whether or not listed in Section 8(b).

     “Performance Objectives” for each Performance Measure mean, collectively, the Threshold Performance Objective, the Target Performance Objective, and with respect to Annual Performance Awards, the Maximum Performance Objective, for that Performance Measure.

     “Shares” means the shares of Common Stock of the Company.

     “Subsidiary” means any entity more than 50% of the voting control of which is held, directly or indirectly, by the Company.

     “Targeted Annual Performance Award” for each Participant means the amount, stated as a percentage of Base Salary, which a Participant is expected to earn as an Annual Performance Award if Targeted Performance Objectives for all Performance Measures applicable to that Participant are met.

     “Targeted Long-Term Performance Award” for each Participant means the amount, stated as a percentage of Base Salary, which a Participant is expected to earn as a Long-Term Performance Award if Targeted Performance Objectives for all Performance Measures applicable to that Participant are met.

     “Targeted Performance Objective” for each Performance Measure means the Performance at which 100% of the applicable Annual Performance Award or Long-Term Performance Award attributable to that Performance Measure will be earned by a Participant.

     “Tax Date” means the date as of which the amount of any withholding tax payment with respect to the exercise of an Option is calculated.

     “Threshold Performance Objective” for each Performance Measure means the Performance that must be exceeded before a Participant is eligible for any Annual Performance Award or Long-Term Performance Award, as applicable, attributable to that Performance Measure. No Annual Performance Award or Long-Term Performance Award will be payable under the Plan to any Participant for Performance at or below the applicable Threshold Performance Objective for a Performance Measure.

     “Year” means a calendar year.

Section 3.  Maximum Incentive Awards; Adjustments.

     (a) Options. All grants of Options under the Plan shall be subject to the following limitations:

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     (i) Maximum Number — Aggregate. Subject to the remaining provisions of this Section 3(a), the maximum number of Shares that may be issued pursuant to Options granted under the Plan shall be 2,000,000. Any Shares so issued may be authorized and unissued Shares or Shares held in the Company’s treasury.

     (ii) Terminated or Forfeited Options. If any Option granted under the Plan is terminated or forfeited prior to its exercise in full, the Shares that would otherwise have been issued upon the exercise of the Option shall not be charged against the maximum number of Shares available for issuance pursuant to Section 3(a)(i) and may be used for new Option grants.

     (iii) Certain Reductions. Unless prohibited by applicable Treasury Income Tax Regulations, if any Shares are tendered or withheld (by attestation as set forth in Section 6(d) or otherwise) in payment of all or part of the Option price of Shares issuable upon the exercise of any Option granted under the Plan or in satisfaction of withholding tax obligations with respect to the exercise of any Option granted under the Plan, the number of Shares that shall be charged against the maximum number of Shares available for issuance pursuant to Section 3(a)(i) shall be reduced by the number of Shares so tendered in payment or withheld.

     (iv) Maximum Number — Per Employee. Subject to Section 3(b), no Employee shall be granted Options for more than 100,000 Shares in the aggregate in any Year.

     (b) Recapitalization Adjustment. In the event of any change affecting the Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of stock or other corporate change, or any distribution to a holder of Shares other than ordinary cash dividends, the Committee shall make such adjustment, if any, as it may deem appropriate to avoid dilution in the number and kind of shares authorized for issuance under the Plan, the number and kind of shares subject to Options, and the Option price.

     (c) Performance Award Limitations. All awards of Annual Performance Awards and Long-Term Performance Awards shall be subject to the following limitations:

     (i) Annual Performance Award Limitation. The Maximum Annual Performance Award that an Employee may be eligible to receive with respect to each Year shall not exceed $1,000,000.

     (ii) Long-Term Performance Award Limitation. The Targeted Long-Term Performance Award that an Employee may be eligible to receive with respect to each Cycle shall not exceed $1,000,000.

Section 4.  Administration.

     (a) Committee. The Plan shall be administered by the Committee. Each director serving on the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and an “outside director” within the meaning of Code Section 162(m).

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     (b) Authority. The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to Section 8 and the other provisions of the Plan, the Committee shall have authority in its sole discretion from time to time (i) to designate the Employees who shall be granted Incentive Awards; (ii) to prescribe such limitations, restrictions and conditions upon any Incentive Award as the Committee shall deem appropriate; (iii) to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan; (iv) to revise the Performance Measures applicable to Performance Awards; and (v) to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     (c) Committee Actions. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be acts of the Committee. All such actions shall be final, conclusive, and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Award granted hereunder. In the performance of their duties, the members of the Committee shall be fully protected in relying in good faith upon information provided by the Company’s officers or auditors.

     (d) Interpretation and Construction. Any provision of this Plan to the contrary notwithstanding, (i) Options and designated Performance Awards under this Plan are intended to qualify as performance-based compensation within the meaning of Code Section 162(m)(4)(C); and (ii) any provision of this Plan that would prevent an Option or designated Performance Award from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

     (e) No Repricing. Notwithstanding anything to the contrary set forth elsewhere in the Plan, the Committee shall have no authority to reprice any Option granted under the Plan if such repricing has not been approved by the stockholders of the Company.

Section 5.  Eligibility and Incentive Awards.

     (a) Eligible Employees. The Committee may grant Incentive Awards to any Employee.

     (b) Incentive Awards. Incentive Awards may be granted in any one or more combinations of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Annual Performance Awards; and (iv) Long-Term Performance Awards. All Incentive Awards shall be subject to such other terms and conditions as may be established by the Committee. Determinations by the Committee with respect to matters relating to the Plan, including without limitation, designation of Participants, the form, amount and timing of granting of Incentive Awards, the terms and provisions of Incentive Awards, and the written documents evidencing Incentive Awards, need not be uniform and may be made selectively among Employees who receive, or are eligible to receive, Incentive Awards, whether or not such Employees are similarly situated.

     (c) Employment. The Plan and the Incentive Awards granted hereunder shall not confer upon any Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of any Employee at any time and for any reason.

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Section 6.  Options.

     The Committee may grant Incentive Stock Options and Nonqualified Stock Options and such Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     (a) Provisions Applicable to All Options. All Options granted under the Plan shall be subject to the following terms and conditions:

     (i) Written Form. The terms and conditions of each Option granted under the Plan shall be set forth in writing in a form which shall be approved by the Committee.

     (ii) Option Price. The Option price per Share with respect to each Option shall be determined by the Committee but shall not be less than the Fair Market Value per Share on the date the Option is granted.

     (iii) Term and Exercise of Options. Subject to Section 6(b)(i), the term of each Option shall be not more than ten years after the date of grant. At the time an Option is granted, the Committee may provide that the Option may be exercised in full or in part only after the passage of a specified period or periods of time following the date of grant or only if specified conditions have been satisfied. Except as set forth in Section 6(a)(vi), an Option may be exercised only if the Optionee has been continuously employed by the Company since the date of grant.

     (iv) Other Terms. At the time an Option is granted, the Committee may specify such other terms, restrictions or limitations as it may deem appropriate in addition to those set forth herein, including without limitation, restrictions on the transferability of the Shares issuable upon the exercise of the Option.

     (v) Procedure for Exercise of Options and Payment. The holder of an Option granted under the Plan may exercise the Option in full or in part (but for full Shares only) by giving written notice of exercise to the Committee. At the time such notice is given, the Option price for the Shares purchased must be paid in full either in cash or by delivery of Shares owned by the Optionee or any combination of cash and already-owned Shares. In any case in which payment of the Option price is to be made by delivery of already-owned Shares, the attestation procedure set forth in Section 6(d) may be used, subject to the limitations described therein. An Option shall be deemed exercised on the date the Committee receives written notice of the exercise, together with full payment for the Shares purchased. In the event already-owned Shares are used to pay all or a portion of the Option price, such Shares must have been held by the Option holder for at least six months prior to their delivery to the Company. The amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

     (vi) Certain Events Impacting Outstanding Options.

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     (A) Leaves of Absence. Whether authorized leave of absence or absence for military or governmental service constitutes a termination of employment for purposes of any Option shall be determined by the Committee, after consideration of any applicable regulations issued under the Code.

     (B) Termination of Employment. Subject to the limitation set forth in Section 6(a)(vi)(D), at the time an Option is granted, or at such other time as the Committee may determine, with respect to all or any portion of any Option as the Committee may determine, the Committee may provide that if the Optionee ceases to be employed by the Company for any reason (including retirement or disability) other than death, then the Option will continue to vest or the vesting of the Option will be accelerated and/or the Option will continue to be exercisable by the Optionee for such additional period (not to exceed the remaining term of such Option) after termination of employment as the Committee may provide.

     (C) Death. At the time an Option is granted or at such other time as the Committee may determine, the Committee may provide that if the Optionee dies while employed by the Company or while entitled to the benefits of any additional exercise period established by the Committee with respect to such Option in accordance with Section 6(a)(vi)(B), then the Option will continue to be exercisable by the person or persons (including the holder’s estate) to whom the holder’s rights with respect to such Option have passed by will or by the laws of descent and distribution or the holder’s designated beneficiary, for such additional period after death (not to exceed the remaining term of such Option) as the Committee may provide.

     (D) Limitation on Exercise. Except in the case of death, disability or retirement, or under such other circumstances as the Committee may from time to time determine, no Option shall be exercisable prior to the first anniversary of its date of grant.

     (b) Additional Provisions Applicable to Incentive Stock Options. The following additional terms and provisions shall apply to all Incentive Stock Options granted under the Plan, notwithstanding any other provisions of this Section 6 to the contrary:

     (i) Certain Optionees. No Incentive Stock Option shall be granted to any Employee who possesses, directly or indirectly (as provided in Section 424(d) of the Code), at the time of grant, more than 10% of the combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation (as defined in the Code), unless (A) the option price is at least 110% of the Fair Market Value of the Shares subject to the Option on the date such Option is granted, and (B) such Option is not exercisable after the expiration of five years from the date of grant.

     (ii) $100,000 Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of Shares with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company, any Subsidiary, and any parent

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corporation are exercisable for the first time by any individual in any calendar year shall not exceed $100,000, or such other maximum amount then permitted by the Code.

     (iii) No Grants After Ten Years. No Incentive Stock Option may be granted on or after the tenth anniversary of the adoption of the Plan by the Board.

     (c) Fractional Shares. No fractional Shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional Shares.

     (d) Attestation Procedure. If a holder desires to pay the Option price by delivery of already-owned Shares, the holder may either physically deliver already-owned Shares or follow the attestation procedure set forth in this Section 6(d). To attest to the ownership of already-owned Shares, the holder shall submit to the Company a signed statement at the time of exercise of an Option that (i) sets forth the number of Shares already-owned by the holder that are to be used in payment of the Option price (the “Payment Shares”), (ii) confirms that the holder is the owner of the Payment Shares, and (iii) if the Payment Shares are registered in the holder’s name, sets forth the certificate number(s) of the Payment Shares. The Payment Shares shall be treated as having been delivered to the Company by the holder on the date of exercise, and the Company shall issue to the holder a certificate for the number of Shares being purchased, less the number of Payment Shares. The Committee shall have the authority to amend the foregoing procedure from time to time or to limit its use in such manner as the Committee may in its discretion determine.

     (e) Change of Control. In order to maintain a Participant’s rights with respect to any Option in the event of a Change of Control, the Committee may, in its sole discretion, take any one or more of the following actions, either at the time that the Option is granted or at any time thereafter: (i) provide for the acceleration of any time periods relating to the exercise of any Option, so that such Option may be exercised in full on or before a date fixed by the Committee, (ii) provide for the purchase of any Option by the Company for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable, (iii) make such adjustment to any Option as the Committee deems appropriate to reflect a Change of Control, or (iv) cause any Option to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation, if any, in connection with a Change of Control.

     (f) Withholding for Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any cash compensation otherwise payable to the holder of any Option, the amount of any required federal, state and local withholding tax attributable to the Shares to be issued upon exercise of the Option, or the Company may defer issuing any Shares upon exercise of any Option if any such tax, charge, or assessment is pending until the Company is indemnified to the Committee’s satisfaction.

     (g) Use of Shares to Pay Withholding Taxes. The holder of a Nonqualified Stock Option may elect to have the Company retain from the Shares to be issued upon the exercise of the Option Shares having a Fair Market Value on the Tax Date equal to the required federal, state and local withholding tax payments to be made by the holder with respect thereto, in lieu of making such payments in cash. The Committee may from time to time establish rules or limitations with respect to the right of a holder to elect to have the Company retain Shares in satisfaction of withholding payments.

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     (h) Deferral of Receipt of Shares. The Committee may establish procedures to enable the holder of any outstanding Option to defer receipt of the Shares issuable upon exercise of such Option.

     (i) Compliance with Laws and Exchange Requirements. No Option shall be granted and no Shares shall be issued in connection with any Option unless the grant of the Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the NASDAQ National Market System or any stock exchange upon which the Shares may then be listed.

Section 7.  Performance Awards.

     The Committee may grant to Employees, Annual Performance Awards for any Year beginning after December 31, 2004, and Long-Term Performance Awards for any Cycle beginning after December 31, 2004. Performance Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

     (a) Performance Award Amounts and Performance Goals. The amount which a Participant selected to receive a Performance Award has an opportunity to earn is based upon (i) the specified percentage of the Participant’s Base Salary represented by that Participant’s Targeted Annual Performance Award or Targeted Long-Term Performance Award, as the case may be; (ii) the Performance of the Performance Measures applicable to that Participant; (iii) the respective weightings of those Performance Measures; and (iv) the Performance Objectives for each applicable Performance Measure.

     (b) Procedure for Implementation.

     (i) CEO Recommendations. As promptly as possible after January 1 of each applicable Year or of the first year of each Cycle, the Chief Executive Officer of the Company shall submit his recommendations to the Committee as to Employees (other than the Chief Executive Officer) (A) who should be Participants with respect to Annual Performance Awards for the then current Year and the Targeted Annual Performance Award for each recommended Participant; and (B) who should be Participants with respect to Long-Term Performance Awards for the applicable Cycle and the Targeted Long-Term Performance Award for each recommended Participant. With these recommendations, the Chief Executive Officer shall also submit his recommendations as to the Performance Measures applicable to each recommended Participant and their respective weightings, and the Threshold Performance Objective, Targeted Performance Objective, and for Annual Performance Awards, the Maximum Performance Objective, for each Performance Measure, together with such explanations as the Chief Executive Officer may deem appropriate or the Committee shall request.

     (ii) Committee Action. The Committee shall act promptly upon the recommendations of the Chief Executive Officer of the Company as to the matters listed in Section 7(b)(i), with such changes in the recommendations of the Chief Executive Officer as

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the Committee may adopt, and shall at that time also approve the Performance Measures and the Performance Objectives for each Performance Measure which shall be applicable to the Chief Executive Officer for the then current Year or applicable Cycle, as well as the respective weightings of each Performance Measure.

     (iii) Furnishing of Information to Participants. Action by the Committee in accordance with Section 7(b)(ii) shall constitute direction to the Chief Executive Officer of the Company to furnish to Participants for the then current Year or applicable Cycle, as promptly as reasonably possible, information with respect to their respective Targeted Annual Performance Award and/or Targeted Long-Term Performance Award, Performance Measures, weighting, Performance Objectives and with respect to Annual Performance Awards, Maximum Performance Objectives, for that Year or Cycle.

     (iv) Reduction of Targeted Performance Award Percentages. The percentage of a Participant’s Base Salary represented by that Participant’s Targeted Annual Performance Award or Targeted Long-Term Performance Award shall not be reduced for any Year or Cycle after the information described in Section 7(b)(iii) has been furnished to that Participant.

     (c) Performance Award Formula; Calculation. Performance Awards shall be calculated as follows:

     (i) General Rules. As to each Performance Measure applicable to a Participant, (A) if the Threshold Performance Objective is not exceeded, no Performance Award shall be made with respect to such Performance Measure; (B) in the case of a Long-Term Award, if the Targeted Performance Objective is met or exceeded, the amount used in calculating the Long-Term Performance Award attributable to that Performance Measure shall be the Targeted Performance Objective for that Performance Measure; and (C) in the case of an Annual Performance Award, if the Maximum Performance Objective is met or exceeded, the amount used in calculating the Annual Performance Award attributable to that Performance Measure shall be the Maximum Performance Objective for that Performance Measure.

     (ii) Performance Between Threshold and Targeted Performance Objectives. For each Performance Measure for which the Performance exceeds the Threshold Performance Objective for that Performance Measure, but is less than or equal to the Targeted Performance Objective for that Performance Measure, the amount of the Performance Award payable to a Participant shall be equal to the Participant’s Base Salary, multiplied by the Targeted Annual Performance Award or Targeted Long-Term Performance Award, as the case may be, percentage applicable to that Participant, multiplied by the percentage weighting of that Performance Measure, multiplied by a fraction (computed to the nearest hundredth of one percent), the numerator of which is an amount equal to the Performance of that Performance Measure less the Threshold Performance Objective for that Performance Measure, and the denominator of which is an amount equal to the Targeted Performance Objective for that Performance Measure less the Threshold Performance Objective for that Performance Measure.

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     (iii) Certain Annual Performance Award Calculations. In the case of an Annual Performance Award only, for each Performance Measure for which the Performance exceeds the Targeted Performance Objective for that Performance Measure, the amount of the Annual Performance Award payable to a Participant shall be equal to the Participant’s Base Salary, multiplied by the Targeted Annual Performance Award percentage applicable to that Participant, multiplied by the percentage weighting of that Performance Measure, multiplied by the sum of 1.0 plus a fraction (computed to the nearest hundredth of one percent), the numerator of which is an amount equal to the Performance of that Performance Measure (not to exceed the Maximum Performance Objective for that Performance Measure) less the Targeted Performance Objective for that Performance Measure, and the denominator of which is an amount equal to the Maximum Performance Objective for that Performance Measure less the Targeted Performance Objective for that Performance Measure.

     (d) Determinations and Adjustments.

     (i) Basis for Determinations. To the extent practicable, determination of Performance Measures, Performance Objectives, and Performance shall be based upon the books and records of the Company kept in the ordinary course of business, including its audited financial statements and results of operations and such official and industry data as is generally available and relied upon by the Company and its competitors and suppliers in the industry. Any questions or disputes regarding the correctness, adequacy, definition, or otherwise of books, records, and data relied upon for determinations under the Plan shall, for all purposes of the Plan, be finally decided by the Committee, acting upon the recommendation of the Chief Executive Officer of the Company and such other sources as the Committee shall deem prudent.

     (ii) Certain Adjustments. Subject to Section 8, the Committee shall have the right to adjust Performance Objectives for any Year or Cycle as it deems appropriate due to the occurrence of extraordinary items during that Year or Cycle (such as, by way of example and not in limitation, the acquisition or sale of a business unit or the Company’s decision to incur additional indebtedness or to make optional debt prepayments).

     (e) Pro-Ration of Awards; Change of Control. A Participant’s Annual Performance Award for any Year or Long-Term Performance Award for any Cycle shall be pro-rated in the event that the Participant’s employment is terminated prior to the last day of that Year or of the applicable Cycle (i) by reason of retirement in accordance with the retirement policies of the Company, death, disability, or other circumstances approved by the Committee; or (ii) with respect to Annual Performance Awards, following a Change in Control of the Company occurring during that Year. Any such pro-ration shall be based upon the number of days in the Current Year or applicable Cycle during which the individual was a Participant. Upon the occurrence of a Change of Control of the Company, Long-Term Performance Awards for each Cycle which includes the year in which such Change of Control occurs shall be deemed fully earned on the date of the Change of Control, as if the date of the Change of Control was the last day of the Cycle and as if the Targeted Performance Objective for each Performance Measure applicable to Participants for that Cycle was met and exceeded. Payment of the Awards for any such Cycle shall be made on the date of the Change of Control. In all other cases, to receive an Annual Performance Award for any Year or a Long-Term Performance Award

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for any Cycle, a Participant must be an employee of the Company on the last day of that Year or of the applicable Cycle, as the case may be.

     (f) Promotion; Employment for Less than Full Year. A Participant’s Annual Performance Award for any Year shall be pro-rated in the event that the Participant is employed on the last day of that Year but has been a Participant in the Plan for less than all of the Year, or a Participant who was a Participant on January 1 of a Year is promoted and the Committee decides to increase the Targeted Annual Performance Award for that Participant because of the promotion. Any such pro-ration shall be based upon the number of days in the Year during which the individual was a Participant or a Participant at different Targeted Annual Performance Awards.

     (g) Conduct Detrimental to Company. Notwithstanding any other provision of this Plan to the contrary, the Committee shall have the right to reduce or cancel, prior to the last day of any Year or applicable Cycle, any Participant’s Annual Performance Award for that Year or Long-Term Performance Award for that Cycle on the basis of the Participant’s individual performance or in the event of conduct by the Participant which the Committee determines is detrimental to the Company or any Subsidiary.

     (h) Payment.

     (i) Report and Certification. Promptly after receipt of the report of the Company’s independent public accountants with respect to the consolidated financial statements of the Company for each Year, the Chief Executive Officer of the Company shall provide a report to the Committee setting forth the Annual Performance Award and Long-Term Performance Award calculations for each Participant for that Year or the Cycle then completed. The Committee shall consider and act upon the Chief Executive Officer’s report and recommendations and shall certify as to whether and to the extent that the Performance Objectives and other material terms have been satisfied for all Performance Awards, so as to permit payment of Performance Awards promptly thereafter and, in any event, prior to March 15 of the year following the end of the Year or Cycle for which the Performance Awards are being paid.

     (ii) Method of Payment. Payment of Performance Awards shall be made by check or direct deposit to the account of each Participant, in accordance with the regular payroll practices of the Company. The Company shall withhold from the gross amount of any Performance Award all required amounts necessary to satisfy all applicable federal, state, and local withholding requirements.

     (i) Deferral. Notwithstanding any provision of Section 8, to the extent that the Committee, in its sole discretion, determines that the payment of any portion of any Performance Award earned by any Participant is not deductible by the Company or any of its Subsidiaries by reason of Code Section 162(m), the Company or the applicable Subsidiary shall delay the payment of such portion of such Award. The Company shall remain obligated to pay in full the portion of the Performance Award which is unpaid by reason of this Section 7(i) and shall thereafter promptly pay such part thereof as the Committee, in its sole discretion, shall from time to time determine is then deductible in accordance with Code Section 162(m). Until paid in full, the portion of any Performance Award which is unpaid by reason of this Section 7(i) shall, unless a different rate of return has been selected

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from time to time by the Committee, bear interest, compounded daily and computed at an annual rate which is equal to the average yield for BBB Industrial Bonds, as published in Standard & Poor’s Corporate and Government Bond Yield Index (or such similar index as the Committee shall select) for the month last preceding the beginning of the then-current calendar quarter.

Section 8.  Additional Provisions Applicable to Section 162(m) Performance Awards.

     The following provisions apply to all Annual Performance Awards and Long-Term Performance Awards that are intended to qualify as “performance-based” within the meaning of Code Section 162(m)(4)(C):

     (a) Authority of the Committee. The Committee shall, no later than 90 days after the commencement of each applicable Year or Cycle (or such earlier or later date as may be the applicable deadline for compensation payable hereunder to qualify as “performance-based” within the meaning of Code Section 162(m)(4)(C)), select and establish in writing (i) the Employees who will be Participants with respect to such Performance Awards; (ii) the applicable Performance Measures (which shall be selected from among the Performance Measures set forth in Section 8(b) below), their weighting, and the Performance Objectives relating to each such Performance Measure; and (iii) designate the Annual Performance Awards and Long-Term Performance Awards that are to qualify as “performance-based” within the meaning of Code Section 162(m)(4)(C).

     (b) Determination of Performance Measures. Performance Measures for Performance Awards designated to qualify as “performance-based” within the meaning of Code Section 162(m)(4)(C) shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, and including or excluding discontinued operations and acquisition expenses as the Committee may determine: level of sales; unit tire sales; gross profit; earnings per share; share price; earnings before interest, taxes, depreciation, and amortization; income before taxes; net income; return on assets; return on equity; return on capital; total stockholder return; market valuation; cash flow; cash from operating activities; and completion of acquisitions. The foregoing criteria shall be determined as set forth in Section 7(d) and shall have any reasonable definitions, which may include or exclude any or all of the following items, as the Committee may specify within the period described in Section 8(a): extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures.

     (c) Discretion of the Committee. The Committee has no discretion to increase the amount of the Performance Award due upon attainment of the applicable Performance Measures. No provision of the Plan shall preclude the Committee from exercising negative discretion with respect to any Performance Award (i.e., to reduce or eliminate the Award payable) within the meaning of Treasury Income Tax Regulation Section 1.162-27(e)(2)(iii)(A).

Section 9.  Non-Assignability.

     (a) General Rule. Except as provided in Section 9(b) with respect to Nonqualified Stock Options, no Incentive Award granted under the Plan shall be sold, assigned, transferred, pledged, or otherwise encumbered by the Participant, or be made subject to execution, attachment or similar

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process, otherwise than by will, by the laws of descent and distribution, or by the Participant’s designation, in a writing delivered to the Company before the Participant’s death, of a beneficiary or beneficiaries to whom the Participant’s rights in the Incentive Award will be transferred upon the Participant’s death. Except as provided in Section 9(b) with respect to Nonqualified Stock Options, each Option shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

     (b) Special Provisions Applicable to Nonqualified Stock Options. Any Option granted as a Nonqualified Stock Option and such other Options as the Committee may determine and any rights thereunder may be assigned or transferred pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974). In addition, the Committee may permit any Optionee holding an Option granted as a Nonqualified Stock Option and such other Options as the Committee may determine, either before or after the date of grant, to transfer the Option during the Optionee’s lifetime to one or more members of the Optionee’s family, to one or more trusts for the benefit of one or more members of the Optionee’s family, or to a partnership or partnerships of members of the Optionee’s family, if no consideration is paid for the transfer and such transfer would not result in the loss of any exemption under Rule 16b-3 for any Option granted under any plan of the Company. The transferee of an Option shall be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer. The Committee may impose on any transferable Option and on the Shares to be issued upon the exercise thereof such limitations and conditions as the Committee deems appropriate.

Section 10.  Amendment and Termination of Plan.

     (a) Amendment. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without stockholder approval so as to: increase the maximum number of Shares that may be issued under the Plan except in accordance with Section 3(b); permit the granting of Options with exercise prices lower than that specified in Section 6(a)(ii); materially modify the requirements as to eligibility for participation in the Plan; or reprice any outstanding Options granted pursuant to the Plan.

     (b) Termination. The Board may terminate the Plan at any time.

     (c) Effect of Amendment or Termination. Any amendment or the termination of the Plan shall not adversely affect any Incentive Award previously granted nor disqualify an Incentive Award from being treated as “performance based” within the meaning of Code Section 162(m)(4)(C). Incentive Awards outstanding at the time the Plan is terminated shall remain in full force and effect as if the Plan had not been terminated.

Section 11.  Notices.

     Each notice relating to the Plan shall be in writing and delivered in person or by mail to the proper address. Each notice to the Committee shall be addressed as follows: TBC Corporation, 7111 Fairway Drive, Palm Beach Gardens, Florida 33418, Attention: Compensation Committee. Each notice to a Participant shall be addressed to the Participant at the address of the Participant maintained by the Company on its books and records or to such other address as the Participant may designate by written notice to the Company to that effect.

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Section 12.  Benefits of Plan.

     The Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under the Plan shall be binding upon the Participant’s heirs, legal representatives and successors.

Section 13.  Stockholder Approval and Term of Plan.

     (a) Adoption and Approval. The Plan shall become effective upon its adoption by the Board; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the outstanding Shares present, in person or by proxy, and entitled to vote at the 2004 Annual Meeting of the Stockholders of the Company, the Plan shall terminate automatically on the date of such Annual Meeting.

     (b) Term. If approved by the stockholders of the Company as provided in Section 13(a), the Plan shall continue in effect until terminated pursuant to Section 10.

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TBC CORPORATION

C/O INVESTORCOM INC.
800 3RD AVENUE, 17TH FLOOR
NEW YORK, NY 10126-2650

TO VOTE BY MAIL, PLEASE DETACH THE PROXY CARD HERE

☒	Please Mark Votes as in this Example

1.	Election of Directors

	Nominees:	(01) Michael E. Dunlap
(02) Charles A. Ledsinger, Jr.
(03) William J. McCarthy
(04) Raymond E. Schultz

FOR			WITHHOLD
ALL	☐	☐	AUTHORITY
nominees			for all nominees

FOR ALL
nominees	☐
EXCEPT
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

		FOR	AGAINST	ABSTAIN
2.	Approval of the TBC Corporation 2004 Incentive Plan	☐	☐	☐

3.	In their discretion, the attorneys and proxies are authorized to vote	GRANT AUTHORITY		WITHHOLD AUTHORITY
	upon such other matters as may properly come before the meeting or any adjournment thereof.	to vote ☐		to vote ☐

The undersigned acknowledges receipt of the Notice & Proxy Statement for the 2004 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2003.

Stockholders should date this proxy and sign here exactly as name appears at left. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

Signature	Date:	Signature	Date:

TO VOTE BY MAIL, PLEASE DETACH THE PROXY CARD HERE

PROXY

TBC CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
April 28, 2004

Solicited on Behalf of the
Board of Directors of the Company

The undersigned holder(s) of Common Stock of TBC Corporation, a Delaware corporation (the “Company”), hereby appoint(s) Marvin E. Bruce and Lawrence C. Day, and each or either of them, attorneys and proxies for the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 1022 South Shady Grove Road, Memphis, Tennessee, on Wednesday, April 28, 2004, at 9:30 a.m., local time, and at any adjournment thereof, as follows:

A vote FOR Proposals 1 and 2 and granting the proxies discretionary authority is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is specified, this proxy will be voted FOR Proposals 1 and 2 and at the discretion of the proxies upon such other matters as may properly come before the meeting or any adjournment thereof.

(Continued on other side)

SEE REVERSE SIDE	SEE REVERSE SIDE